UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number     811-08748

     Wanger Advisors Trust
(Exact name of registrant as specified in charter)

71 S Wacker Dr.

Suite 2500

Chicago, IL 60606, USA

(Address of principal executive offices) (Zip code)

Ryan C. Larrenaga

c/o Columbia Management

Investment Advisers, LLC

290 Congress Street

Boston, Massachusetts 02210

Daniel J. Beckman

c/o Columbia Management Investment Advisers, LLC

290 Congress Street

Boston, Massachusetts 02210

Mary C. Moynihan

Perkins Coie LLP

700 13th Street, NW

Suite 800

Washington, DC 20005

(Name and address of agent for service)

Registrant's telephone number, including area code:   (312) 634-9200

Date of fiscal year end:  December 31

Date of reporting period: December 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report
December 31, 2021
Wanger International
Managed by Columbia Wanger Asset Management, LLC
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Wanger International (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Wanger Asset Management, LLC (Investment Manager)
71 S Wacker Drive, Suite 2500
Chicago, IL 60606
888.4.WANGER
(888.492.6437)
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Wanger International  |  Annual Report 2021

Fund at a Glance
Investment objective
The Fund seeks long-term capital appreciation.
Portfolio management
Tae Han (Simon) Kim, CFA
Co-Portfolio Manager since 2017
Service with Fund since 2011
James Chapman, CFA
Co-Portfolio Manager since 2020
Service with Fund since 2018
Zoe Tan, CFA
Co-Portfolio Manager since 2020
Service with Fund since 2018
Average annual total returns (%) (for the period ended December 31, 2021)
	Inception	1 Year	5 Years	10 Years	Life of Fund
Wanger International	05/03/95	18.81	14.08	10.49	11.89
MSCI ACWI ex USA Small Cap Growth Index (Net)		11.53	13.43	10.29	-
MSCI ACWI ex USA Small Cap Index (Net)		12.92	11.20	9.46	-
Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment manager and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower. For most recent month-end performance updates, please visit columbiathreadneedleus.com/investor/.
Performance numbers reflect all Fund expenses but do not include any fees and expenses imposed under your variable annuity contract or life insurance policy or qualified pension or retirement plan. If performance numbers included the effect of these additional charges, they would be lower.
The Fund’s annual operating expense ratio of 1.23% is stated as of the Fund’s prospectus dated May 1, 2021, and differences in expense ratios disclosed elsewhere in this report may result from the reflection of fee waivers and/or expense reimbursements as well as different time periods used in calculating the ratios.
All results shown assume reinvestment of distributions.
The MSCI ACWI ex USA Small Cap Growth Index (Net) captures small-cap securities exhibiting overall growth style characteristics across 22 of 23 developed markets countries (excluding the United States) and 25 emerging market countries.
The MSCI ACWI ex USA Small Cap Index (Net) captures small-cap representation across 22 of 23 developed market countries (excluding the United States) and 25 emerging market countries.
Indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.
The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.  Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic.
Wanger International | Annual Report 2021	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (December 31, 2011 — December 31, 2021)
This graph compares the results of $10,000 invested in Wanger International on December 31, 2011 through December 31, 2021 to the MSCI ACWI ex USA Small Cap Growth Index (Net) and the MSCI ACWI ex USA Small Cap Index (Net) with dividends and capital gains reinvested. Although the indexes are provided for use in assessing the Fund’s performance, the Fund’s holdings may differ significantly from those in an index. Performance numbers reflect all Fund expenses but do not include any fees and expenses imposed under your variable annuity contract or life insurance policy or qualified pension or retirement plan. If performance numbers included the effect of these additional charges, they would be lower.
Equity sector breakdown (%) (at December 31, 2021)
Communication Services	5.7
Consumer Discretionary	10.6
Consumer Staples	3.7
Financials	7.9
Health Care	18.8
Industrials	22.8
Information Technology	19.6
Materials	6.7
Real Estate	4.2
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
Country breakdown (%) (at December 31, 2021)
Australia	5.8
Austria	0.6
Brazil	1.6
Canada	2.2
China	1.3
Denmark	3.4
Finland	0.7
France	0.9
Germany	9.1
Greece	0.5
Country breakdown (%) (at December 31, 2021)
Italy	4.1
Japan	17.4
Malta	0.5
Mexico	1.2
Netherlands	4.0
New Zealand	0.5
Russian Federation	0.8
Singapore	1.1
South Korea	2.2
Spain	1.3
Sweden	10.2
Switzerland	3.7
Taiwan	6.7
United Kingdom	16.6
United States(a)	3.2
Vietnam	0.4
Total	100.0

(a)	Includes investments in Money Market Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments, excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.

4	Wanger International | Annual Report 2021

Manager Discussion of Fund Performance
Wanger International returned 18.81% for the 12-month period ended December 31, 2021, outperforming the 11.53% return of its primary benchmark, the MSCI ACWI ex USA Small Cap Growth Index (Net). The Fund’s secondary benchmark, the MSCI ACWI ex USA Small Cap Index (Net), ended the 12-month period with a return of 12.92%.
Market overview
International equities delivered robust total returns in 2021, as the gradual lifting of COVID-19-related restrictions led to a surge in economic growth and corporate earnings. Monetary policy was also supportive throughout the majority of the year, with central banks holding interest rates near zero and maintaining stimulative quantitative easing programs. Although concerns about new variants of the coronavirus, higher inflation, and the possibility of rising rates in 2022 weighed on sentiment at various points, most major world indexes closed the year at or near their all-time highs.
International small-cap growth stocks trailed the broader global markets in 2021. This reflected the underperformance of the foreign markets relative to the United States and the growth style compared to value. Still, the asset class continued to offer an abundance of opportunities for us to use our bottom-up approach to unearth higher quality, growing companies with pricing power, strong market positions, and capable management teams.
Since our emphasis is on individual stock selection, we don’t attempt to make macroeconomic forecasts. We believe we can add more value as managers by doing bottom-up research to identify compelling company-level ideas than we would by trying to anticipate the next market-moving headline. Moreover, we think the best way to navigate shifting market conditions is to maintain a steady focus on good companies that are executing well. The recent surge in inflation offers a prime example. We can’t predict which way inflation is going to trend in the year ahead, but we think our emphasis on companies with leading market positions and pricing power should hold the Fund in good stead across the full range of possible outcomes. Our belief that good companies can manage through any environment has been the foundation of our strategy over time. This steady approach worked well in 2021, as several of our longer term holdings delivered healthy returns on the strength of company-specific developments.
The Fund’s notable contributors during the period
•	Our process generated the best relative performance in Fund holdings in the industrials sector.
○	IMCD NV, a Netherlands-based distributor of specialty chemicals, gained ground on the strength of better-than-expected results, rising market share, and improved pricing power.
○	AddTech AB, a Swedish provider of automation and manufacturing equipment, also made a sizable contribution to the Fund’s results. A larger, similar company went public late in the year, prompting investors to assign a higher valuation to AddTech.
•	Within the consumer staples sector, luxury consumer products company Inter Parfums, Inc. accounted for a significant positive contribution to returns. While the company is based in France, the stock is listed in the United States. The valuation between the U.S. and French listings narrowed, benefiting the Fund. The market also recognized the potential for significant value creation from the company’s addition of two new luxury perfume brands.
•	Our stock picks also performed very well in the health care and communication services sectors.
○	Eckert & Ziegler Strahlen- und Medizintechnik AG, a German producer of radioactive isotopes and associated technology for use in medical, scientific and industrial end markets, was among the top performers in health care. The company’s rapidly growing radiopharma segment benefited from the rise of precision oncology radiology treatments and associated advancements in PET/CT scan imaging systems. In addition, positive news flow around the use of these targeted therapies for prostate cancer raised expectations that the company could benefit from a large increase in its addressable market.
○	Rightmove PLC, which operates the United Kingdom’s largest online real estate portal and property website, was the leading contributor in communication services. The stock rallied on the strength of the company’s sustained pricing power, rising revenue per user, and the general upswing in the nation’s property market.
Wanger International | Annual Report 2021	5

Manager Discussion of Fund Performance  (continued)
•	Sector allocations, while a residual effect of our bottom-up stock selection process, nonetheless contributed to performance in the annual period. Overweight positions in information technology and financials aided results, as did an underweight in the consumer staples sector and a zero weighting in the utilities sector.
The Fund’s notable detractors during the period
•	The materials sector was an area in which our stock picks for the Fund underperformed.
○	Vidrala SA, a Spanish producer of glass packaging, was a notable detractor in the sector.
○	Weakness in the shares of Swiss composite engineering company Gurit Holding AG also weighed on results during the period. We sold the position in the first half of the year.
•	Certain Fund holdings in technology finished among our largest detractors in 2021.
○	Elecom Co, Ltd. is a Japanese producer of personal computer peripherals with an asset-light, e-commerce-driven business model. Although the firm has demonstrated prowess in development and execution, its shares experienced short-term weakness after its results came in below expectations.
○	Simcorp AS, a provider of investment management software solutions and services, also detracted due to slower new client signings stemming from COVID-related uncertainty.
•	The financials sector was another area of underperformance, with the Fund’s holding in Japanese mortgage bank Aruhi Corp. among the biggest detractors.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different, potentially less stringent, financial and accounting standards than those generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers. Investments in small- and mid-cap companies involve risks and volatility and possible illiquidity greater than investments in larger, more established companies.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Wanger Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Wanger Fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Wanger International | Annual Report 2021

Understanding Your Fund’s Expenses
(Unaudited)
As a shareholder, you incur three types of costs. There are shareholder transaction costs, which may include redemption fees. There are also ongoing fund costs, which generally include investment advisory fees and other expenses for Wanger International (the Fund). Lastly, there may be additional fees or charges imposed by the insurance company that sponsors your variable annuity and/or variable life insurance product. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the Fund during the period. The actual and hypothetical information in the table below is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing cost of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
July 1, 2021 — December 31, 2021
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Wanger International	1,000.00	1,000.00	1,073.10	1,019.16	6.27	6.11	1.20
Expenses paid during the period are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the Fund’s most recent fiscal half-year and divided by 365.
It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the Fund. Expenses paid during the period do not include any insurance charges imposed by your insurance company’s separate account. The hypothetical example provided is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.
Wanger International | Annual Report 2021	7

Portfolio of Investments
December 31, 2021
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 99.2%
Issuer	Shares	Value ($)
Australia 5.8%
Bapcor Ltd.	1,697,326	8,651,727
carsales.com Ltd.	254,217	4,644,969
IDP Education Ltd.	322,977	8,136,527
Pro Medicus Ltd.	90,205	4,093,906
Temple & Webster Group Ltd.(a)	382,961	2,997,980
Total		28,525,109
Austria 0.6%
S&T AG	185,426	3,080,587
Brazil 1.6%
Notre Dame Intermedica Participacoes SA	273,963	2,968,343
TOTVS SA	964,726	4,960,458
Total		7,928,801
Canada 2.2%
Altus Group Ltd.	94,775	5,317,350
Osisko Gold Royalties Ltd.	449,767	5,504,085
Total		10,821,435
China 1.3%
Silergy Corp.	35,000	6,334,871
Denmark 3.4%
ALK-Abello AS(a)	14,381	7,551,508
SimCorp AS	84,134	9,169,914
Total		16,721,422
Finland 0.7%
Valmet OYJ	79,021	3,388,079
France 0.9%
Robertet SA	3,914	4,344,687
Germany 9.0%
Eckert & Ziegler Strahlen- und Medizintechnik AG	34,731	3,711,613
Hypoport SE(a)	24,678	14,312,795
Jenoptik AG	149,514	6,309,039
Nemetschek SE	85,239	10,899,008
Washtec AG	149,097	9,310,457
Total		44,542,912
Common Stocks (continued)
Issuer	Shares	Value ($)
Greece 0.5%
JUMBO SA	163,052	2,338,997
Italy 4.1%
Amplifon SpA	110,259	5,932,840
Carel Industries SpA	189,984	5,745,451
GVS SpA	257,476	3,090,539
Intercos SpA(a)	348,543	5,579,236
Total		20,348,066
Japan 17.4%
Aruhi Corp.	470,400	4,274,593
Avant Corp.	1,060,800	11,072,977
Daiseki Co., Ltd.	296,080	13,153,184
Elecom Co., Ltd.	226,500	2,981,074
Fuso Chemical Co., Ltd.	223,200	9,417,391
Hoshizaki Corp.	31,200	2,347,421
Seiren Co., Ltd.	403,900	8,848,866
Sekisui Chemical Co., Ltd.	406,100	6,791,679
Simplex Holdings, Inc.(a)	263,300	6,497,506
Solasto Corp.	1,255,100	13,484,776
Valqua Ltd.	290,300	6,842,322
Total		85,711,789
Malta 0.5%
Kindred Group PLC	203,725	2,413,656
Mexico 1.2%
Corporación Inmobiliaria Vesta SAB de CV	2,843,597	5,699,554
Netherlands 4.0%
Argenx SE, ADR(a)	16,474	5,769,030
BE Semiconductor Industries NV	26,945	2,290,669
IMCD NV	52,805	11,670,078
Total		19,729,777
New Zealand 0.5%
Fisher & Paykel Healthcare Corp., Ltd.	107,102	2,399,467
Russian Federation 0.8%
TCS Group Holding PLC, GDR(b)	47,215	3,980,220
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Wanger International | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
Singapore 1.1%
Mapletree Logistics Trust	3,685,485	5,197,773
South Korea 2.2%
Koh Young Technology, Inc.(a)	265,411	5,286,505
Korea Investment Holdings Co., Ltd.(a)	84,729	5,740,436
Total		11,026,941
Spain 1.3%
Vidrala SA	64,972	6,405,856
Sweden 10.2%
AddTech AB, B Shares	537,436	12,783,090
Dometic Group AB	434,028	5,697,591
Dustin Group AB	492,572	5,783,614
Munters Group AB	810,897	6,277,223
Sectra AB, Class B(a)	554,168	12,277,775
Sweco AB, Class B	403,854	7,599,498
Total		50,418,791
Switzerland 3.7%
Belimo Holding AG, Registered Shares	16,337	10,373,771
Kardex Energy AG	15,381	5,048,541
Montana Aerospace AG(a),(b)	81,415	3,024,471
Total		18,446,783
Taiwan 6.7%
Parade Technologies Ltd.	199,000	15,139,942
Sinbon Electronics Co., Ltd.	612,000	6,269,116
Universal Vision Biotechnology Co., Ltd.	209,000	2,135,179
Voltronic Power Technology Corp.	165,495	9,232,635
Total		32,776,872
Common Stocks (continued)
Issuer	Shares	Value ($)
United Kingdom 16.6%
Abcam PLC(a)	120,521	2,827,063
Auto Trader Group PLC	760,050	7,611,807
Dechra Pharmaceuticals PLC	234,316	16,935,120
Diploma PLC	242,754	11,129,422
Genus PLC	128,936	8,647,334
Intermediate Capital Group PLC	285,774	8,510,559
Porvair PLC	619,390	6,036,302
Rightmove PLC	1,437,685	15,513,767
Safestore Holdings PLC	233,421	4,451,693
Total		81,663,067
United States 2.5%
Inter Parfums, Inc.	116,553	12,459,516
Vietnam 0.4%
Asia Commercial Bank JSC(a)	1,345,265	2,034,366
Total Common Stocks (Cost $312,415,113)		488,739,394

Money Market Funds 0.7%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.085%(c),(d)	3,342,221	3,341,553
Total Money Market Funds (Cost $3,341,621)		3,341,553
Total Investments in Securities (Cost $315,756,734)		492,080,947
Other Assets & Liabilities, Net		662,392
Net Assets		$492,743,339

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At December 31, 2021, the total value of these securities amounted to $7,004,691, which represents 1.42% of total net assets.
(c)	The rate shown is the seven-day current annualized yield at December 31, 2021.
The accompanying Notes to Financial Statements are an integral part of this statement.
Wanger International | Annual Report 2021	9

Portfolio of Investments  (continued)
December 31, 2021
Notes to Portfolio of Investments  (continued)
(d)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2021 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.085%
	9,879,253	102,163,559	(108,700,590)	(669)	3,341,553	55	4,203	3,342,221
Abbreviation Legend
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
Fair value measurements
Various inputs are used in determining the value of the Fund’s investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)
■	Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management’s own assumptions about the factors market participants would use in pricing an investment)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose net asset values are published each day and exchange traded foreign equities that are not typically statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are traded in the European region or Asia Pacific region time zones which are typically statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by Columbia Wanger Asset Management’s Valuation Committee (the Committee) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.
The Committee is responsible for applying the Wanger Advisors Trust Portfolio Pricing Policy and the Columbia Wanger Asset Management pricing procedures (the Policies), which are approved by and subject to the oversight of the Board of Trustees.
The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which Columbia Wanger Asset Management believes that available market quotations are unreliable. The Committee also reviews the continuing appropriateness of the Policies. In circumstances where a security has been fair valued, the Committee will also review the continuing appropriateness of the current value of the security. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default; and certain delegations of authority to determine fair values to the Fund’s investment manager. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2021:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Australia	—	28,525,109	—	28,525,109
Austria	—	3,080,587	—	3,080,587
Brazil	7,928,801	—	—	7,928,801
Canada	10,821,435	—	—	10,821,435
China	—	6,334,871	—	6,334,871
Denmark	—	16,721,422	—	16,721,422
Finland	—	3,388,079	—	3,388,079
France	—	4,344,687	—	4,344,687
Germany	—	44,542,912	—	44,542,912
Greece	—	2,338,997	—	2,338,997
Italy	—	20,348,066	—	20,348,066
Japan	—	85,711,789	—	85,711,789
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Wanger International | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Fair value measurements  (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Malta	—	2,413,656	—	2,413,656
Mexico	5,699,554	—	—	5,699,554
Netherlands	5,769,030	13,960,747	—	19,729,777
New Zealand	—	2,399,467	—	2,399,467
Russian Federation	—	3,980,220	—	3,980,220
Singapore	—	5,197,773	—	5,197,773
South Korea	—	11,026,941	—	11,026,941
Spain	—	6,405,856	—	6,405,856
Sweden	—	50,418,791	—	50,418,791
Switzerland	—	18,446,783	—	18,446,783
Taiwan	—	32,776,872	—	32,776,872
United Kingdom	—	81,663,067	—	81,663,067
United States	12,459,516	—	—	12,459,516
Vietnam	—	2,034,366	—	2,034,366
Total Common Stocks	42,678,336	446,061,058	—	488,739,394
Money Market Funds	3,341,553	—	—	3,341,553
Total Investments in Securities	46,019,889	446,061,058	—	492,080,947
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using a market approach, in which a security’s value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sale price on the foreign exchange or market on which they trade. The Fund may use a statistical fair valuation model, in accordance with the policy adopted by the Board of Trustees, provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements.
The accompanying Notes to Financial Statements are an integral part of this statement.
Wanger International | Annual Report 2021	11

Statement of Assets and Liabilities
December 31, 2021
Assets
Investments in securities, at value
Unaffiliated issuers (cost $312,415,113)	$488,739,394
Affiliated issuers (cost $3,341,621)	3,341,553
Foreign currency (cost $635,759)	641,646
Receivable for:
Capital shares sold	35,422
Dividends	364,527
Securities lending income	2,248
Foreign tax reclaims	499,888
Prepaid expenses	11,658
Trustees’ deferred compensation plan	358,653
Total assets	493,994,989
Liabilities
Payable for:
Investments purchased	464,303
Capital shares purchased	239,082
Investment advisory fee	12,885
Service fees	76,097
Administration fees	674
Trustees’ fees	129
Compensation of chief compliance officer	843
Other expenses	98,984
Trustees’ deferred compensation plan	358,653
Total liabilities	1,251,650
Net assets applicable to outstanding capital stock	$492,743,339
Represented by
Paid in capital	257,321,067
Total distributable earnings (loss)	235,422,272
Total - representing net assets applicable to outstanding capital stock	$492,743,339
Shares outstanding	15,105,238
Net asset value per share	32.62
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Wanger International | Annual Report 2021

Statement of Operations
Year Ended December 31, 2021
Net investment income
Income:
Dividends — unaffiliated issuers	$6,774,120
Dividends — affiliated issuers	4,203
Income from securities lending — net	17,949
Foreign taxes withheld	(636,756)
Total income	6,159,516
Expenses:
Investment advisory fee	4,658,786
Service fees	537,277
Administration fees	243,648
Trustees’ fees	43,231
Custodian fees	103,255
Printing and postage fees	130,130
Audit fees	32,246
Legal fees	65,889
Compensation of chief compliance officer	1,614
Other	32,912
Total expenses	5,848,988
Net investment income	310,528
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	66,101,169
Investments — affiliated issuers	55
Foreign currency translations	(107,520)
Futures contracts	75,234
Net realized gain	66,068,938
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	17,337,566
Investments — affiliated issuers	(669)
Foreign currency translations	(26,940)
Futures contracts	(103,180)
Net change in unrealized appreciation (depreciation)	17,206,777
Net realized and unrealized gain	83,275,715
Net increase in net assets resulting from operations	$83,586,243
The accompanying Notes to Financial Statements are an integral part of this statement.
Wanger International | Annual Report 2021	13

Statement of Changes in Net Assets
	Year Ended December 31, 2021	Year Ended December 31, 2020
Operations
Net investment income	$310,528	$1,399,493
Net realized gain	66,068,938	11,236,210
Net change in unrealized appreciation (depreciation)	17,206,777	43,240,008
Net increase in net assets resulting from operations	83,586,243	55,875,711
Distributions to shareholders
Net investment income and net realized gains	(10,102,706)	(23,557,869)
Total distributions to shareholders	(10,102,706)	(23,557,869)
Decrease in net assets from capital stock activity	(48,551,559)	(40,068,079)
Total increase (decrease) in net assets	24,931,978	(7,750,237)
Net assets at beginning of year	467,811,361	475,561,598
Net assets at end of year	$492,743,339	$467,811,361

	Year Ended		Year Ended
	December 31, 2021		December 31, 2020
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Subscriptions	183,809	5,554,342	442,771	9,071,329
Distributions reinvested	329,784	10,102,706	1,060,210	23,557,869
Redemptions	(2,096,249)	(64,208,607)	(3,107,958)	(72,697,277)
Total net decrease	(1,582,656)	(48,551,559)	(1,604,977)	(40,068,079)
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Wanger International | Annual Report 2021

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Year Ended December 31,
	2021	2020	2019	2018	2017
Per share data
Net asset value, beginning of period	$28.03	$26.00	$22.20	$30.84	$23.64
Income from investment operations:
Net investment income	0.02	0.07	0.24	0.29	0.25
Net realized and unrealized gain (loss)	5.21	3.31	6.08	(4.93)	7.49
Total from investment operations	5.23	3.38	6.32	(4.64)	7.74
Less distributions to shareholders from:
Net investment income	(0.17)	(0.48)	(0.20)	(0.60)	(0.34)
Net realized gains	(0.47)	(0.87)	(2.32)	(3.40)	(0.20)
Total distributions to shareholders	(0.64)	(1.35)	(2.52)	(4.00)	(0.54)
Net asset value, end of period	$32.62	$28.03	$26.00	$22.20	$30.84
Total return	18.81%	14.36%	29.99%(a)	(17.70)%(a)	32.91%(a)
Ratios to average net assets
Total gross expenses(b)	1.20%	1.25%	1.23%	1.19%	1.16%
Total net expenses(b)	1.20%	1.25%	1.20%	1.13%	1.12%
Net investment income	0.06%	0.34%	1.01%	1.03%	0.92%
Supplemental data
Portfolio turnover	36%	60%	42%	47%	55%
Net assets, end of period (in thousands)	$492,743	$467,811	$475,562	$426,359	$578,088

Notes to Financial Highlights
(a)	Had the Investment Manager and/or its affiliates not waived a portion of expenses, total return would have been reduced.
(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests, if any. Such indirect expenses are not included in the Fund’s reported expense ratios.
The accompanying Notes to Financial Statements are an integral part of this statement.
Wanger International | Annual Report 2021	15

Notes to Financial Statements
December 31, 2021
Note 1. Organization
Wanger International (the Fund), a series of Wanger Advisors Trust (the Trust), is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The investment objective of the Fund is to seek long-term capital appreciation. The Fund is available only for allocation to certain life insurance company separate accounts established for the purpose of funding participating variable annuity contracts and variable life insurance policies and may also be offered directly to certain qualified pension and retirement plans.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Securities of the Fund are valued at market value or, if a market quotation for a security is not readily available or is deemed not to be reliable because of events or circumstances that have occurred between the market quotation and the time as of which the security is to be valued, the security is valued at its fair value determined in good faith under consistently applied procedures established by the Board of Trustees. Equity securities listed on an exchange are valued at the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In situations where foreign markets are closed, where a significant event has occurred after the foreign exchange closes but before the time at which the Fund’s share price is calculated, and in the event of significant movement in the trigger index for the statistical fair valuation process established by the Board of Trustees, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may use an independent statistical fair value pricing service that employs a systematic methodology to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign market and the time as of which the securities are to be valued. If a security is valued at a fair value, that value may be different from the last quoted market price for the security.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
16	Wanger International | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
Fund share valuation
Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange on each day the New York Stock Exchange is open for trading by dividing the total value of the Fund’s investments and other assets, less liabilities, by the number of Fund shares outstanding.
Foreign currency transactions and translations
Values of investments denominated in foreign currencies are converted into U.S. dollars using the New York spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the CCP or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Wanger International | Annual Report 2021	17

Notes to Financial Statements  (continued)
December 31, 2021
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. During the year ended December 31, 2021, the Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily operations. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
At December 31, 2021, the Fund had no outstanding derivatives.
18	Wanger International | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2021:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	75,234

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	(103,180)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2021:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	2,281,693

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2021.
Securities lending
The Fund may lend securities up to one-third of the value of its total assets to certain approved brokers, dealers, banks and or other institutional borrowers of securities that the Funds’ securities lending agent has determined are credit worthy under guidelines established by the Board of Trustees, to earn additional income. The Fund retains the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. The Fund also receives a fee for the loan. The Fund has the ability to recall the loans at any time and could do so in order to vote proxies or to sell the loaned securities. Each loan is collateralized by cash that exceeded the value of the securities on loan. The market value of the loaned securities is determined daily at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund typically invests the cash collateral in the Dreyfus Government Cash Management Fund, a third-party institutional government money market fund in accordance with investment guidelines contained in the securities lending agreement and approved by the Board of Trustees. The income earned from the securities lending program is paid to the Fund, net of any fees remitted to Goldman Sachs Agency Lending, the Fund’s lending agent, and borrower rebates. The Fund’s investment manager, Columbia Wanger Asset Management, LLC (the Investment Manager or CWAM), does not retain any fees earned by the lending program. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of loss with respect to the investment of collateral. The net lending income earned by the Fund as of December 31, 2021, is included in the Statement of Operations.
The Fund had no outstanding loan balances as of December 31, 2021.
Security transactions and investment income
Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund. Interest income is recorded on the accrual basis and includes amortization of discounts on debt obligations when required for federal income tax purposes. Realized gains and losses from security transactions are recorded on an identified cost basis.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
Wanger International | Annual Report 2021	19

Notes to Financial Statements  (continued)
December 31, 2021
The Fund may receive distributions from holdings in equity securities, exchange traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital may be made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards, if any, from class action litigation related to securities owned may be recorded as a reduction of cost of those securities. If the applicable securities are no longer owned, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and the other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.
Federal income tax status
The Fund intends to comply with the provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, intends to distribute substantially all its taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required. The Fund meets the exception under Internal Revenue Code Section 4982(f) and the Fund expects not to be subject to federal excise tax.
Foreign taxes
Gains in certain countries may be subject to foreign taxes at the fund level. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions to shareholders are recorded on the ex-dividend date.
Guarantees and indemnification
In the normal course of business, the Trust on behalf of the Fund enters into contracts that contain a variety of representations and warranties and that provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also under the Trust’s organizational documents, the trustees and officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.
Note 3. Fees and other transactions with affiliates
Management services fees
CWAM is a wholly owned subsidiary of Columbia Management Investment Advisers, LLC (Columbia Management), which in turn is a wholly owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). CWAM furnishes continuing investment supervision to the Fund and is responsible for the overall management of the Fund’s business affairs.
20	Wanger International | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
CWAM receives a monthly advisory fee based on the Fund’s daily net assets at the following annual rates:
Average daily net assets	Annual fee rate
Up to $100 million	1.10%
$100 million to $250 million	0.95%
$250 million to $500 million	0.90%
$500 million to $1 billion	0.80%
$1 billion and over	0.72%
For the year ended December 31, 2021, the effective investment advisory fee rate was 0.96% of the Fund’s average daily net assets.
Administration fees
CWAM provides administrative services and receives an administration fee from the Fund at the following annual rates:
Aggregate average daily net assets of the Trust	Annual fee rate
Up to $4 billion	0.05%
$4 billion to $6 billion	0.04%
$6 billion to $8 billion	0.03%
$8 billion and over	0.02%
For the year ended December 31, 2021, the effective administration fee rate was 0.05% of the Fund’s average daily net assets. CWAM has delegated to Columbia Management responsibility to provide certain sub-administrative services to the Fund.
Compensation of board members
Certain officers and trustees of the Trust are also officers of CWAM and/or Columbia Management. The Trust makes no direct payments to its officers and trustees who are affiliated with CWAM or Columbia Management. The Trust offers a Deferred Compensation Plan (the Deferred Plan) for its independent trustees. Under the Deferred Plan, a trustee may elect to defer all or a portion of his or her compensation. Amounts deferred are retained by the Trust and may represent an unfunded obligation of the Trust. The value of amounts deferred is determined by reference to the change in value of Institutional Class shares of one or more series of Columbia Acorn Trust and/or a money market fund as specified by the trustee. Benefits under the Deferred Plan are payable in accordance with the Deferred Plan. Effective January 1, 2022, the value of amounts deferred is determined by reference to the change in value of Institutional 3 Class shares of one or more series of Columbia Acorn Trust and/or a money market fund as specified by the trustee.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
Pursuant to the Transfer, Dividend Disbursing and Shareholder Servicing Agreement between the Fund and Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, the Fund bears a service fee paid to the Transfer Agent to compensate it for amounts paid to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for various sub-transfer agency and other shareholder services each Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time.
Wanger International | Annual Report 2021	21

Notes to Financial Statements  (continued)
December 31, 2021
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due to the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distributor
Columbia Management Investment Distributors, Inc., a wholly owned subsidiary of Ameriprise Financial, serves as the Fund’s distributor and principal underwriter.
Other expenses waived/reimbursed by the Investment Manager and its affiliates
Effective May 1, 2021 through April 30, 2022, CWAM has contractually agreed to bear a portion of the Fund’s expenses so that its ordinary operating expenses (excluding transaction costs and certain other investment-related expenses, interest and fees on borrowings and expenses associated with the Fund’s investment in other investment companies, if any), do not exceed the annual rate of 1.23% of the Fund’s average daily net assets. This agreement may not be modified or terminated, without approval from the Fund’s Board of Trustees and CWAM. There is no guarantee that this agreement will continue after April 30, 2022.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December 31, 2021, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, derivative investments, foreign currency transactions and passive foreign investment company (PFIC) holdings. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
4,210,818	(4,210,818)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended December 31, 2021			Year Ended December 31, 2020
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
2,689,209	7,413,497	10,102,706	8,459,559	15,098,310	23,557,869
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At December 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
16,447,772	48,594,984	—	170,723,447
22	Wanger International | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
At December 31, 2021, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
321,357,500	183,105,461	(12,382,014)	170,723,447
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions in the Fund for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management’s conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The aggregate cost of purchases and proceeds from sales other than short-term obligations for the year ended December 31, 2021, were $171,517,715 and $225,662,609, respectively. The amount of purchase and sales activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 28, 2021 amendment and restatement, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 28, 2021 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR) rate and (iii) the overnight bank funding rate, plus in each case, 1.25%.
The Fund had no borrowings during the year ended December 31, 2021.
Wanger International | Annual Report 2021	23

Notes to Financial Statements  (continued)
December 31, 2021
Note 8. Significant risks
Foreign securities and emerging market countries risk
Investing in foreign securities may involve certain risks not typically associated with investing in U.S. securities, such as increased currency volatility and risks associated with political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, which may result in significant market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may increase these risks and expose the Fund to elevated risks associated with increased inflation, deflation or currency devaluation. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the risks associated with the conditions, events or other factors impacting those countries or regions and may, therefore, have a greater risk than that of a fund that is more geographically diversified.
Geographic focus risk
The Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests. The Fund’s NAV may be more volatile than the NAV of a more geographically diversified fund.
Asia Pacific Region. The Fund is particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries in the Asia Pacific region. Many of the countries in the region are considered underdeveloped or developing, including from a political, economic and/or social perspective, and may have relatively unstable governments and economies based on limited business, industries and/or natural resources or commodities. Events in any one country within the region may impact other countries in the region or the region as a whole. As a result, events in the region will generally have a greater effect on the Fund than if the Fund were more geographically diversified. This could result in increased volatility in the value of the Fund’s investments and losses for the Fund. Also, securities of some companies in the region can be less liquid than U.S. or other foreign securities, potentially making it difficult for the Fund to sell such securities at a desirable time and price.
Europe. The Fund is particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries in Europe which are often closely connected and interdependent, and events in one European country can have an adverse impact on other European countries. In addition, the private and public sectors’ debt problems of a single European Union (EU) country can pose significant economic risks to the EU as a whole. As a result, the Fund’s NAV may be more volatile than the NAV of a more geographically diversified fund. If securities of issuers in Europe fall out of favor, it may cause the Fund to underperform other funds that do not focus their investments in this region of the world. The UK’s departure from the EU single market became effective January 1, 2021 with the end of the Brexit transition period and the post-Brexit trade deal between the UK and EU taking effect on December 31, 2020. The impact of Brexit on the UK and European economies and the broader global economy could be significant, resulting in negative impacts on currency and financial markets generally, such as increased volatility and illiquidity, and potentially lower economic growth in markets in Europe, which may adversely affect the value of your investment in the Fund.
Industrials sector risk
The Fund is more susceptible to the particular risks that may affect companies in the industrials sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the industrials sector are subject to certain risks, including changes in supply and demand for their specific product or service and for industrial sector products in general, including decline in demand for such products due to rapid technological developments and frequent new product introduction. Performance of such companies may be affected by factors including government regulation, world events and economic conditions and risks for environmental damage and product liability claims.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the market(s) generally. In addition, turbulence in the financial markets generally and reduced liquidity in the equity, credit and/or fixed income markets more specifically may negatively affect many issuers, which could
24	Wanger International | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
adversely affect the Fund, including by causing difficulty in pricing hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region, financial market or industry sector may adversely impact issuers in a different country, region, financial market or industry sector. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health crises, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The COVID-19 pandemic has resulted in, and may continue to result in, significant global economic and market volatility arising from disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chains, among other factors. These and related societal disruptions have been caused or exacerbated by, and may continue to be caused or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. There is significant uncertainty surrounding the magnitude, duration, reach, costs and other effects of the COVID-19 global pandemic, including actions that have been or could be taken by governmental authorities or other third parties. The impacts, as well as the uncertainty over impacts yet to unfold, of COVID-19 – and any other infectious illness outbreaks, epidemics, pandemics or other public health crises that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks, and epidemics, pandemics and other public health crises in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 pandemic may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Investment Manager from executing advantageous investment decisions for the Fund in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
Shareholder concentration risk
At December 31, 2021, two unaffiliated shareholders of record owned 29.3% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 58.6% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Small- and mid-cap company risk
Investments in small- and mid-capitalization companies (small- and mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates
Wanger International | Annual Report 2021	25

Notes to Financial Statements  (continued)
December 31, 2021
to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
26	Wanger International | Annual Report 2021

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Wanger Advisors Trust and Shareholders of Wanger International
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Wanger International (one of the funds constituting Wanger Advisors Trust, referred to hereafter as the "Fund") as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 18, 2022
We have served as the auditor of one or more investment companies in the Wanger Advisors Trust since 2004.
Wanger International | Annual Report 2021	27

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2021.
Dividends received deduction	Capital gain dividend	Foreign taxes paid to foreign countries	Foreign taxes paid per share to foreign countries	Foreign source income	Foreign source income per share
0.71%	$51,077,310	$572,422	$0.04	$6,531,350	$0.43
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
Foreign taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. Eligible shareholders may claim a foreign tax credit. These taxes, and the corresponding foreign source income, are provided in the table above.
The Fund (or fund in which the fund invests) has received a refund of foreign taxes previously reported and passed through in prior years (a “foreign tax redetermination”). Shareholders who claimed foreign tax credits with respect to such foreign taxes previously reported in prior years may also have a foreign tax redetermination and may need to file amended tax returns to account for such taxes refunded to the Fund. The amount of tax refunded, and years to which the tax relates, are available on the Tax Center page of ColumbiaThreadneedle.com, along with certain other information about the refunded tax. See your tax advisor. The amounts reported in the table above have not been reduced for any foreign tax redeterminations.
 Board of Trustees and Management of Wanger
Advisors Trust
Each trustee may serve a term of unlimited duration. The Trust’s Bylaws generally require that a trustee retire at the end of the calendar year in which the trustee attains the age of 75 years. The trustees appoint their own successors, provided that at least two-thirds of the trustees, after such appointment, have been elected by shareholders. Shareholders may remove a trustee, with or without cause, upon the vote of two-thirds of the Trust’s outstanding shares at any meeting called for that purpose. A trustee may be removed, with or without cause, upon the vote of a majority of the trustees. The names of the trustees and officers of the Trust, the date each was first elected or appointed to office and the principal business occupations of each during at least the last five years, and for the trustees, the number of portfolios in the fund complex they oversee and other directorships they hold, are shown below. Each trustee and officer serves in such capacity for each of the six series of Columbia Acorn Trust and for each of the three series of Wanger Advisors Trust.
The address for the trustees and officers of the Trust is Columbia Wanger Asset Management, LLC, 71 S Wacker Drive, Suite 2500, Chicago, Illinois 60606. The Funds’ Statement of Additional Information includes additional information about the Funds’ trustees and officers. You may obtain a free copy of the Statement of Additional Information by writing or calling toll-free:
Columbia Wanger Asset Management, LLC
Shareholder Services Group
71 S Wacker Drive, Suite 2500
Chicago, IL 60606
800.922.6769
28	Wanger International | Annual Report 2021

Board of Trustees and Management of Wanger
Advisors Trust  (continued)

Name and age at December 31, 2021	Year first appointed or elected to a Board in the Columbia Funds Complex	Principal occupation(s) during the past five years	Number of Funds in the Columbia Funds Complex overseen (1)	Other directorships held by the Trustee during the past five years in addition to Columbia Acorn Trust and Wanger Advisors Trust
Laura M. Born, 56*	2007	Adjunct Professor of Finance, University of Chicago Booth School of Business since 2007; Advisory Board Member, Driehaus Capital Management since 2018; Director and Audit Committee Chair, Carlson Inc. (private global travel company) since 2015; Managing Director – Investment Banking, JP Morgan Chase & Co. (broker-dealer) 2002-2007.	9	None.
Maureen M. Culhane, 73	2007	Retired. Formerly, Vice President, Goldman Sachs Asset Management, L.P. (investment adviser), 2005-2007; Vice President (Consultant) – Strategic Relationship Management, Goldman, Sachs & Co., 1999-2005.	9	None.
Margaret M. Eisen, 68	2002	Trustee, Smith College, 2012-2016; Chief Investment Officer, EAM International LLC (corporate finance and asset management), 2003-2013; Managing Director, CFA Institute, 2005-2008.	9	Chair, RMB Investors Trust (9 series).
John C. Heaton, 62	2010	Joseph L. Gidwitz Professor of Finance, University of Chicago Booth School of Business since July 2000; Deputy Dean for Faculty, University of Chicago Booth School of Business, 2012-2019.	9	None.
Dianne Lob, 67	2021	Retired. Formerly, Senior Vice President and Senior Managing Director, Global Head of Business and Product Development, AllianceBernstein Holding L.P. (asset management), 2014-2020; Chairman, Private Client Investment Policy Group, Alliance Bernstein Holding L.P., 2005-2014.	9	None.
Charles R. Phillips, 65	2015	Retired. Formerly, Vice Chairman, J.P. Morgan Private Bank, 2011-2014; Managing Director, J.P. Morgan Private Bank, 2001-2011; Managing Director, J.P. Morgan Private Bank, 2001-2011.	9	None.
David J. Rudis, 66, Chair	2010	Chief Executive Officer, Finger Rock, LLC (strategic consulting business). Formerly, National Checking and Debit Executive, and Illinois President, Bank of America, 2007-2009; President, Consumer Banking Group, LaSalle National Bank, 2004-2007.	9	None.
Trustee Emeritus
Name and age at December 31, 2021	Year first appointed or elected to a Board in the Columbia Funds Complex	Principal occupation(s) during the past five years	Number of Funds in the Columbia Funds Complex overseen (1)	Other directorships held by the Trustee during the past five years in addition to Columbia Acorn Trust and Wanger Advisors Trust
Ralph Wanger, 87 (2)	1970 (3)	Founder, CWAM. Formerly, President, Chief Investment Officer and portfolio manager, CWAM or its predecessors, July 1992-September 2003; Director, Wanger Investment Company PLC; Consultant, CWAM or its predecessors, September 2003-September 2005.	9	None.
Wanger International | Annual Report 2021	29

Board of Trustees and Management of Wanger
Advisors Trust  (continued)

*	Ms. Born retired from the Board, effective December 31, 2021.
(1)	The Trustees oversee the series of Wanger Advisors Trust and Columbia Acorn Trust.
(2)	As permitted under the Trust’s Bylaws, Mr. Wanger serves as a non-voting Trustee Emeritus of Columbia Acorn Trust and Wanger Advisors Trust. Prior to September 2009, Mr. Wanger served as an “interested” trustee of the Columbia Acorn Trust and Wanger Advisors Trust. Mr. Wanger was considered an “interested person” of the Trusts and of CWAM within the meaning of the 1940 Act because of certain ownership interests.
(3)	Dates prior to April 1992 correspond to the date first elected as a director of The Acorn Fund, Inc., the Trust’s predecessor.
Fund officers
Name and age at December 31, 2021	Position held with Columbia Acorn Trust and Wanger Advisors Trust	Year first appointed or elected to office	Principal occupation(s) during the past five years
Daniel Beckman, 60	Co-President*	2021	Vice President, Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); officer of Columbia Funds and affiliated funds since 2020.
Michael G. Clarke, 51	Treasurer and Principal Accounting and Financial Officer	2004	Vice President, Head of North American Operations, and Tax Co-Head of Global Operations, Columbia Management since June 2019 (previously Vice President, Accounting and Tax, May 2010-May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
John L. Emerson, 46	Vice President	2020	Portfolio manager and/or analyst, CWAM or its predecessors since 2003.
Tae Han (Simon) Kim, 40	Vice President	2018	Portfolio manager and/or analyst, CWAM since 2011.
Stephen Kusmierczak, 54	Co-President	2011	Portfolio manager and/or analyst, CWAM or its predecessors since 2001. Vice President, Columbia Acorn Trust and Wanger Advisors Trust, 2011 - 2020.
Joseph C. LaPalm, 51	Vice President	2006	Chief Compliance Officer, CWAM since 2005.
Ryan C. Larrenaga, 50	Chief Legal Officer and Assistant Secretary	2015	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously, Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Erika K. Maschmeyer, 40	Vice President	2020	Portfolio manager and/or analyst, CWAM or its predecessors since 2016.
Thomas P. McGuire, 48	Chief Compliance Officer	2015	Senior Vice President and Chief Compliance Officer of the Columbia Funds since 2012; Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Sebastien Pigeon, 49	Vice President	2021	Portfolio manager and/or analyst, CWAM or its predecessors since 2017.
Julian Quero, 54	Assistant Treasurer	2015	Vice President – Tax, Columbia Management Investment Advisers, LLC since 2009.
Martha A. Skinner, 46	Assistant Treasurer	2016	Vice President of Financial Reporting and Administration, Columbia Management since November 2015; Director of Financial Reporting, Columbia Management, April 2013-November 2015.
Hans F. Stege, 37	Vice President	2020	Portfolio manager and/or analyst, CWAM or its predecessors since 2017.
Linda Roth-Wiszowaty, 51	Secretary	2006	Business support analyst, CWAM since April 2007.
*	Mr. Beckman also serves as the Principal Executive Officer of the Trust for purposes of the Sarbanes Oxley Act of 2002.
30	Wanger International | Annual Report 2021

 Board Consideration and Approval of Advisory
Agreement
Wanger Advisors Trust (the “Trust”) has an investment advisory agreement (the “Advisory Agreement”) with Columbia Wanger Asset Management, LLC (“CWAM”) under which CWAM manages Wanger International (the “Fund”). All of the voting trustees of the Trust are persons who have no direct or indirect interest in the Advisory Agreement and are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Trust (the “Independent Trustees”). The Independent Trustees oversee the management of the Fund and, as required by law, determine at least annually whether to continue the Advisory Agreement for the Fund.
The Contract Committee (the “Contract Committee”) of the Board of Trustees of the Trust (the “Board”), which is comprised solely of Independent Trustees, makes recommendations to the Board regarding any proposed continuation of the Advisory Agreement. After the Contract Committee has made its recommendations, the full Board determines whether to approve continuation of the Advisory Agreement. The Board also considers matters bearing on the Advisory Agreement at its various meetings throughout the year, meets at least quarterly with CWAM investment personnel (as does the Board’s Investment Performance Analysis Committee (the “Performance Committee”)), and receives monthly reports from CWAM on the performance of the Fund.
In connection with their most recent consideration of the Advisory Agreement for the Fund, the members of the Contract Committee and all Independent Trustees received and reviewed a substantial amount of information provided by CWAM, Columbia Management Investment Advisers, LLC (“Columbia Management”) and Ameriprise Financial, Inc. (“Ameriprise”), the parent of CWAM and Columbia Management, in response to written requests from the Independent Trustees and their independent legal counsel. Throughout the process, the Independent Trustees had numerous opportunities to ask questions of and request additional materials from CWAM, Columbia Management and Ameriprise.
During each meeting at which the Contract Committee or the Independent Trustees considered the Advisory Agreement, they met in at least one executive session with their independent legal counsel. The Contract Committee also met with representatives of CWAM, Columbia Management and Ameriprise on several occasions. In all, the Contract Committee convened formally on seven separate occasions to consider the continuation of the Advisory Agreement. The Board and/or some or all of the Independent Trustees met on other occasions to receive the Contract Committee’s status reports and/or to discuss outstanding issues. In addition, the Performance Committee, which is also comprised exclusively of Independent Trustees, reviewed the performance of the Fund, met in joint meetings with the Contract Committee, and reported to the Board and/or the Contract Committee throughout the year. The chair of the Compliance Committee of the Board (the “Compliance Committee”) made available relevant information with respect to matters within the realm of the Compliance Committee’s oversight responsibilities.
The materials reviewed by the Contract Committee and the Independent Trustees included, among other items: (i) information on the investment performance of the Fund relative to independently selected peer groups of funds, a peer group of funds selected by Columbia Management and the Fund’s performance benchmark over various time periods, as presented and analyzed by an independent consultant; (ii) information on the Fund’s advisory fees and other expenses, including information comparing the Fund’s fees and expenses to those of a peer group of funds and information about any applicable expense limitations and fee breakpoints; (iii) data on sales and redemptions of Fund shares; and (iv) information on the profitability to CWAM and its affiliates, as well as potential “fall-out” or ancillary benefits that CWAM and its affiliates may receive as a result of their relationships with the Fund. The Contract Committee and the Board also considered other information, such as: (i) CWAM’s financial condition; (ii) the Fund’s investment objective and strategy; (iii) the overall level of resources devoted to the Fund; (iv) the size, education, experience and resources of CWAM’s investment staff and its use of technology, including with respect to the liquidity risk management program and external research and trading cost measurement tools; (v) changes in investment and other personnel at CWAM; (vi) the portfolio manager compensation framework at CWAM; (vii) the allocation of the Fund’s brokerage, and the use of “soft” commission dollars to pay for research products and services; (viii) CWAM’s risk management program; (ix) the resources devoted to, and the record of compliance with, the Fund’s investment policies and restrictions, policies on personal securities transactions and other compliance policies and procedures; (x) CWAM’s and its affiliates’ conflicts of interest; and (xi) CWAM’s management of the Fund in light of market and operating conditions arising from the COVID-19 pandemic.
Wanger International | Annual Report 2021	31

Board Consideration and Approval of Advisory
Agreement  (continued)

At meetings held on June 10, 2021 and July 21, 2021, the Board considered the continuation of the Advisory Agreement and unanimously approved the continuation of the Advisory Agreement on July 21, 2021. In considering the continuation of the Advisory Agreement, the Independent Trustees reviewed and analyzed various factors that they determined were relevant, none of which by itself was considered dispositive. The material factors and conclusions that formed the basis for the Independent Trustees’ determination to approve the continuation of the Advisory Agreement are discussed below.
Nature, quality and extent of services
The Independent Trustees reviewed the nature, quality and extent of the services provided by CWAM and its affiliates to the Fund under the Advisory Agreement, taking into account the investment objective and strategy of the Fund, its shareholder base and knowledge gained from meetings with management, which were held on at least a quarterly basis.  They reviewed the available resources and key personnel of CWAM and its affiliates, especially those providing investment management services to the Fund. They also considered the resources dedicated specifically to CWAM by its parent company pursuant to the Advisory Agreement and the contribution of those resources to the portfolio management process.  The Independent Trustees noted that these dedicated resources included the professionals responsible for Fund risk analysis and portfolio construction, the continuous development and maintenance of CWAM’s research base and the servicing and support of existing Fund shareholders. The Independent Trustees also considered other services provided to the Fund by CWAM and its affiliates, including: managing the execution of portfolio transactions and selecting broker-dealers for those transactions; monitoring adherence to the Fund’s investment restrictions; monitoring and managing the Fund’s liquidity pursuant to the liquidity risk management program; providing support services for, and regular updates on the operations of the Fund to, the Board and committees of the Board; managing the Fund’s securities lending program; communicating with shareholders; serving as the Fund’s administrator and fund accountant; and overseeing the activities of the Fund’s other service providers, including monitoring for compliance with various policies and procedures as well as applicable securities laws and regulations. The Independent Trustees also considered CWAM’s ability to operate from an almost complete remote working environment in connection with the COVID-19 pandemic without any adverse impact on the Fund or shareholders.  The Independent Trustees also noted the quality of CWAM’s compliance record. The Independent Trustees considered CWAM’s extensive and focused efforts to continue to improve the performance of the Fund and believed they were reasonable and appropriate.
The Independent Trustees concluded that the nature, quality and extent of the services provided by CWAM and its affiliates to the Fund under the Advisory Agreement were appropriate for the Fund and that the Fund was likely to benefit from the continued provision of those services by CWAM. They also concluded that CWAM had sufficient personnel, with appropriate education and experience, to serve the Fund effectively. The Independent Trustees also considered that Ameriprise had committed to the Board that CWAM would have sufficient investment management resources to continue to improve performance, including but not limited to resources to hire investment personnel, as necessary.
Performance of the Fund
The Independent Trustees reviewed information comparing the Fund’s performance with that of comparable funds and peer groups as identified by independent consultant Broadridge Financial Solutions, Inc. (“Broadridge”) and the performance of the Fund’s primary benchmark. They also reviewed information comparing the performance of the Fund with the performance of (i) a peer group of funds selected by Columbia Management (the “5P Group”); and (ii) a peer group of funds selected by Broadridge that included both underlying variable insurance products and institutional funds (the “Hybrid Group”). The Independent Trustees evaluated the performance and risk characteristics of the Fund over various periods, including the one-, three- and five-year periods ended December 31, 2020. They also considered that the Fund had outperformed its primary benchmark for the one-, three- and five-year periods ended December 31, 2020. In addition, the Independent Trustees took into account that the Fund had underperformed its Hybrid Group median for the one-year period ended December 31, 2020, outperformed its Hybrid Group median for the three-year period ended December 31, 2020, and performed evenly with its Hybrid Group median for the five-year period ended December 31, 2020.  For the more recent one-, three- and five-year periods ended April 30, 2021, the Independent Trustees considered that the Fund had underperformed its Broadridge peer group median for the three- and five-year periods and outperformed for the one-year period. They also considered that the Fund had underperformed its primary benchmark for the one-, three- and five-year periods ended April 30, 2021.
32	Wanger International | Annual Report 2021

Board Consideration and Approval of Advisory
Agreement  (continued)

The Independent Trustees concluded that CWAM had taken, and continued to take, a number of corrective steps to improve the Fund’s performance and that the Performance Committee was monitoring the Fund’s performance closely. In addition, the Independent Trustees considered that CWAM’s International Team Head and Director of International Research had reported to them at numerous Contract Committee, Performance Committee and Board meetings on the corrective steps taken over the past several years to improve the Fund’s performance.
Costs of services and profits realized by CWAM
At various Committee and Board meetings, the Independent Trustees examined detailed information on the fees and expenses of the Fund compared with information for similar funds provided by Broadridge.  They also reviewed information on the fees and expenses of the Fund compared with information for funds included in the 5P Group. They noted that while the Fund’s total net expenses and actual advisory fees were higher than its Broadridge peer group median, the Fund’s advisory fees were generally comparable to the advisory fees of Columbia Acorn International, which was managed by CWAM similarly to Wanger International, at similar asset levels. They also considered that the Fund’s actual advisory fees were equal to the median of its 5P Group and higher than the median of its Hybrid Group.
The Independent Trustees reviewed the total expenses of the Fund relative to its three- and five-year performance, as prepared by Broadridge, in considering the total expense levels of the Fund. In addition, the Independent Trustees took into account that CWAM had contractually agreed through April 30, 2022 to limit fees and expenses so that the Fund’s total expenses did not increase versus the prior year.
The Independent Trustees took into account that CWAM did not manage other investment companies as a sub-adviser or other institutional separate accounts that had investment strategies similar to the Fund.
The Independent Trustees reviewed an analysis of CWAM’s profitability in serving as the Fund’s investment manager and of CWAM and its affiliates in their relationships with the Fund. They considered that the Contract Committee and the Board met with representatives from Ameriprise to discuss its methodologies for calculating profitability and allocating costs. They considered that Ameriprise calculated profitability and allocated costs on a contract-by-contract and fund-by-fund basis. In addition, the Independent Trustees considered an analysis of CWAM’s anticipated profitability in serving as the investment manager to the funds in the Trust and Columbia Acorn Trust at various hypothetical levels of total assets. They also reviewed the methodology used by CWAM and Ameriprise to determine the level of compensation payable to portfolio managers and the competitive market for investment management talent and whether the methodology was aligned with shareholders’ interests. The Independent Trustees were provided with profitability information from a third-party consultant, Strategic Insight, which compared CWAM’s profitability to other similar investment managers in the mutual fund industry. The Independent Trustees discussed, however, that profitability comparisons among fund managers may not always be meaningful due to the lack of consistency in data, small number of publicly-owned managers, and the fact that the profitability of any investment manager is affected by numerous factors, including its particular organizational structure, the types of funds and other accounts managed, other lines of business, expense allocation methodology, capital structure and other factors. The Independent Trustees evaluated CWAM’s profitability in light of the additional resources that had been, and would continue to be, provided to the Fund by Ameriprise to assist in improving Fund performance.
Economies of scale
At various Committee and Board meetings and other informal meetings, the Independent Trustees also considered information about the extent to which CWAM realized economies of scale in connection with an increase in Fund assets. It was noted, however, that the Fund had lost assets over the past several years. The Independent Trustees noted that the advisory fee schedule for the Fund included breakpoints in the rate of fees at various asset levels. In evaluating whether CWAM was sharing economies of scale with Fund shareholders, the Independent Trustees also took into account the expense limitation or waivers that CWAM had agreed to for the Fund for 2021 and 2022. The Independent Trustees concluded that the fee structure of the Advisory Agreement for the Fund reflected a sharing of economies of scale between CWAM and the Fund.
Wanger International | Annual Report 2021	33

Board Consideration and Approval of Advisory
Agreement  (continued)

Other benefits to CWAM
The Independent Trustees also reviewed benefits that accrued to CWAM and its affiliates from their relationships with the Fund, based upon information provided to them by Ameriprise. They noted that the Fund’s transfer agency services were performed by Columbia Management Investment Services Corp., an affiliate of Ameriprise, which received compensation from the Fund for its transfer agent services. They considered that another affiliate of Ameriprise, Columbia Management Investment Distributors, Inc., served as the Fund’s distributor under an underwriting agreement but received no fees for its services to the Fund. In addition, they considered that Columbia Management provided sub-administration services to the Fund. The Contract Committee and the Board received information regarding the profitability of these Fund agreements to the CWAM affiliates and also reviewed information about and discussed the capabilities of each affiliated entity in performing its respective duties.
The Independent Trustees considered other ways that the Fund and CWAM might potentially benefit from their relationship with each other. For example, the Independent Trustees considered CWAM’s use of commissions paid by the Fund on its portfolio brokerage transactions to obtain research products and services benefiting the Fund and/or other clients of CWAM. They noted that the Compliance Committee reviewed CWAM’s annual “soft dollar” report during the year and met with representatives from CWAM to review CWAM’s soft dollar spending. The Independent Trustees also considered that the Compliance Committee and/or Board regularly reviewed third-party prepared reports that evaluated the quality of CWAM’s execution of the Fund’s portfolio transactions. The Independent Trustees determined that CWAM’s use of the Fund’s “soft” commission dollars to obtain research products and services was consistent with current regulatory requirements and guidance. They also concluded that CWAM benefitted from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Fund, and that the Fund benefitted from CWAM’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of CWAM.
After full consideration of the above factors, as well as other factors that were instructive in evaluating the Advisory Agreement, the Independent Trustees concluded that the advisory fees were reasonable and that the continuation of the Advisory Agreement was in the best interest of the Fund. At the Board meeting held on July 21, 2021, the Independent Trustees approved continuation of the Advisory Agreement for the Fund through July 31, 2022.
34	Wanger International | Annual Report 2021

[THIS PAGE INTENTIONALLY LEFT BLANK]

Wanger International
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For variable fund and variable contract prospectuses, which contain this and other important information, including the fees and expenses imposed under your contract, investors should contact their financial advisor or insurance representative. Read the prospectus for the Fund and your variable contract carefully before investing. Columbia Wanger Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and are managed by Columbia Wanger Asset Management, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210.
© 2022 Columbia Management Investment Advisers, LLC.
C-1456 AW (2/22)

Annual Report
December 31, 2021
Wanger USA
(to be renamed Wanger Acorn, effective May 1, 2022)
Managed by Columbia Wanger Asset Management, LLC
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Wanger USA (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Wanger Asset Management, LLC (Investment Manager)
71 S Wacker Drive, Suite 2500
Chicago, IL 60606
888.4.WANGER
(888.492.6437)
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Wanger USA  |  Annual Report 2021

Fund at a Glance
Investment objective
The Fund seeks long-term capital appreciation.
Portfolio management
Erika K. Maschmeyer, CFA
Co-Portfolio Manager since April 2021
Service with the Fund since 2016
John L. Emerson, CFA
Co-Portfolio Manager since April 2021
Service with the Fund since 2003
Effective May 1, 2022, Daniel Cole will be added as a Co-Portfolio manager to the Fund.
Average annual total returns (%) (for the period ended December 31, 2021)
	Inception	1 Year	5 Years	10 Years	Life of Fund
Wanger USA	05/03/95	8.90	15.88	14.79	12.32
Russell 2000 Growth Index		2.83	14.53	14.14	-
Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment manager and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower. For most recent month-end performance updates, please visit columbiathreadneedleus.com/investor/.
Performance numbers reflect all Fund expenses but do not include any fees and expenses imposed under your variable annuity contract or life insurance policy or qualified pension or retirement plan. If performance numbers included the effect of these additional charges, they would be lower.
The Fund’s annual operating expense ratio of 1.09% is stated as of the Fund’s prospectus dated May 1, 2021, and differences in expense ratios disclosed elsewhere in this report may result from the reflection of fee waivers and/or expense reimbursements as well as different time periods used in calculating the ratios.
All results shown assume reinvestment of distributions.
The Russell 2000 Growth Index, an unmanaged index, measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values.
Effective May 1, 2022, the Fund will compare its performance to that of the Russell 2500 Growth Index. The Fund’s investment manager believes that the new index provides a more appropriate comparison than the Russell 2000 Growth Index for investors measuring the Fund’s relative performance. The Russell 2500 Growth Index measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. Information on both the Russell 2000 Growth Index and the Russell 2500 Growth Index will be shown for a one-year transition period.
Indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.
The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.  Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic.
Wanger USA | Annual Report 2021	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (December 31, 2011 — December 31, 2021)
This graph compares the results of $10,000 invested in Wanger USA on December 31, 2011 through December 31, 2021 to the Russell 2000 Growth Index, with dividends and capital gains reinvested. Although the index is provided for use in assessing the Fund’s performance, the Fund’s holdings may differ significantly from those in an index. Performance numbers reflect all Fund expenses but do not include any fees and expenses imposed under your variable annuity contract or life insurance policy or qualified pension or retirement plan. If performance numbers included the effect of these additional charges, they would be lower.
Portfolio breakdown (%) (at December 31, 2021)
Common Stocks	91.9
Limited Partnerships	1.5
Money Market Funds	4.0
Securities Lending Collateral	2.6
Warrants	0.0(a)
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at December 31, 2021)
Communication Services	1.5
Consumer Discretionary	22.4
Consumer Staples	3.3
Energy	1.1
Financials	6.4
Health Care	26.4
Industrials	16.5
Information Technology	18.2
Materials	1.6
Real Estate	2.6
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Wanger USA | Annual Report 2021

Manager Discussion of Fund Performance
Wanger USA returned 8.90% for the 12-month period ended December 31, 2021, outperforming the 2.83% return of its primary benchmark, the Russell 2000 Growth Index.
Market overview
U.S. equities performed very well in 2021, with most aspects of the macroeconomic environment providing a tailwind for risk assets. Although COVID-19 remained persistent due to the emergence of new variants throughout the year, the rollout of multiple vaccines enabled a gradual return toward pre-pandemic business conditions. Economic growth surged as a result, leading to favorable comparisons versus the depressed levels of 2020. Corporate earnings rose in kind, with results tracking ahead of expectations in each of the year’s four quarters. Monetary and fiscal policy was also highly supportive, fueling a steady appetite for risk among investors.
Despite these positive developments, small-cap growth stocks trailed most other segments of the U.S. equity market in 2021. After performing reasonably well through mid-November, the asset class experienced considerable underperformance in the final six weeks of the year. The U.S. Federal Reserve’s indication of its intent to begin raising short-term interest rates in 2022 factored into the downturn late in the year. The prospect of higher interest rates is typically a headwind for smaller growth stocks since it reduces the value of their expected future earnings when measured in current dollars.
The resulting sell-off represented one of the largest pullbacks in secular growth company investment that we have witnessed in many years. Believing this created some very attractive long-term opportunities, we remained on a sharp lookout for stocks that we believe have been unjustifiably beaten down by larger trends. As always, we stayed focused on seeking to invest in growing companies with outstanding business models and competitive advantages that we believe will strengthen over time.
The Fund’s broader investment strategy was an important reason for its outperformance in 2021. Lower quality companies, particularly those without current profits, lagged considerably during the downturn late in the year. On the other hand, the types of higher quality, profitable growers we seek held up much better than the overall small- and mid-cap category. We believe this helps illustrate the merits of emphasizing bottom-up company research rather than trying to predict macroeconomic developments such as inflation or the direction of Fed policy.
This steady approach helped the Fund meet or exceed the returns of the corresponding benchmark components in seven of the nine sectors in which it held a position.
The Fund’s notable contributors during the period
•	Our process generated strong relative performance in Fund holdings in the industrials sector.
○	Atkore, Inc., a specialized producer of electrical products used in commercial and industrial end markets, is one of only a handful of vendors that supply a very fragmented customer base. This affords Atkore with what we call “niche dominance,” one of the key features we look for in our portfolio holdings. Broader trends were also at the company’s back in 2021, highlighted by rising prices for PVC pipe and steel.
○	SiteOne Landscape Supply, Inc. further contributed to results. The company benefited from its position as a distributor situated between a fragmented group of suppliers (equipment makers) and an equally fragmented customer base (landscapers). The company has both scale power and an excellent management team, and these traits fed through to performance.
•	The materials, health care, and consumer discretionary sectors were also areas in which our stock picks outperformed in 2021.
•	Upstart Holdings, Inc., a financial stock, was the leading individual contributor for the year. The company operates an artificial intelligence (AI)-based lending platform primarily serving the personal and auto loan market. The shares jumped as the company grew more quickly than expected since its December 2020 initial public offering. We sold the stock on the basis of valuation prior to its downturn late in the year.
•	Sprout Social, Inc., a provider of social media marketing management software that has benefited from the rapid shift in corporate marketing budgets toward to social media, was another top contributor in 2021.
Wanger USA | Annual Report 2021	5

Manager Discussion of Fund Performance  (continued)
•	Sector allocations, while a residual effect of our bottom-up stock selection process, nonetheless contributed to performance. An overweight position in the industrials sector aided results, as did a zero weighting in the poor-performing communication services sector.
The Fund’s notable detractors during the period
•	Information technology, while home to a number of our top contributors, also includes Voyager Digital Ltd., an operator of a cryptocurrency trading app, and Olo Ltd., a software-as-a-service provider for restaurants. They were both significant detractors.
•	Poshmark, Inc., an operator of an online marketplace for resellers of apparel and accessories, was among the Fund’s largest detractors in 2021. The company’s initial results and conservative guidance weighed on the shares, as did the overall weakness in recent initial public offerings during the second half of the year. Nevertheless, we believe Poshmark possesses a compelling platform that effectively blends valuable aspects of social media with e-commerce to create a collaborative, highly engaged and growing network of buyers and sellers.
•	Vroom, Inc., an e-commerce platform for buying and selling new and used cars, was another notable detractor in consumer discretionary. Vroom has a leading market position in this small but fast-growing area, but its stock lagged due in part to its announcement that it was increasing its investment in infrastructure. While investors focused on the effect this move would have on near-term profits, we believe it can help the company build its brand and achieve longer term scale benefits.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Investments in small and mid-cap companies involve risks and volatility and possible illiquidity greater than investments in larger, more established companies. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector.
The views expressed in this report reflect the current views of the respective parties who contributed to the report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Wanger Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Wanger Fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Wanger USA | Annual Report 2021

Understanding Your Fund’s Expenses
(Unaudited)
As a shareholder, you incur three types of costs. There are shareholder transaction costs, which may include redemption fees. There are also ongoing fund costs, which generally include investment advisory fees and other expenses for Wanger USA (the Fund). Lastly, there may be additional fees or charges imposed by the insurance company that sponsors your variable annuity and/or variable life insurance product. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the Fund during the period. The actual and hypothetical information in the table below is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing cost of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
July 1, 2021 — December 31, 2021
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Wanger USA	1,000.00	1,000.00	991.50	1,019.71	5.47	5.55	1.09
Expenses paid during the period are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the Fund’s most recent fiscal half-year and divided by 365.
It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the Fund. Expenses paid during the period do not include any insurance charges imposed by your insurance company’s separate account. The hypothetical example provided is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.
Wanger USA | Annual Report 2021	7

Portfolio of Investments
December 31, 2021
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 94.3%
Issuer	Shares	Value ($)
Communication Services 1.4%
Interactive Media & Services 1.4%
Ziff Davis, Inc.(a)	89,625	9,935,827
Total Communication Services		9,935,827
Consumer Discretionary 20.0%
Auto Components 3.6%
Dorman Products, Inc.(a)	84,425	9,540,870
LCI Industries	53,000	8,261,110
Visteon Corp.(a)	61,750	6,862,895
Total		24,664,875
Diversified Consumer Services 1.7%
Bright Horizons Family Solutions, Inc.(a)	50,400	6,344,352
Chegg, Inc.(a)	166,366	5,107,436
Total		11,451,788
Hotels, Restaurants & Leisure 8.1%
Churchill Downs, Inc.	46,477	11,196,309
First Watch Restaurant Group, Inc.(a),(b)	159,209	2,668,343
Planet Fitness, Inc., Class A(a)	227,205	20,580,229
Wendy’s Co. (The)	283,500	6,761,475
Wingstop, Inc.	82,300	14,221,440
Total		55,427,796
Household Durables 2.4%
Skyline Champion Corp.(a)	205,895	16,261,587
Internet & Direct Marketing Retail 0.6%
Poshmark, Inc., Class A(a),(b)	244,703	4,167,292
Leisure Products 1.0%
Brunswick Corp.	69,423	6,992,979
Specialty Retail 2.6%
Five Below, Inc.(a)	69,188	14,314,305
Vroom, Inc.(a),(b)	361,544	3,901,060
Total		18,215,365
Total Consumer Discretionary		137,181,682
Consumer Staples 3.2%
Food & Staples Retailing 2.2%
BJ’s Wholesale Club Holdings, Inc.(a)	222,083	14,872,898
Common Stocks (continued)
Issuer	Shares	Value ($)
Household Products 1.0%
WD-40 Co.	27,914	6,828,881
Total Consumer Staples		21,701,779
Energy 1.1%
Oil, Gas & Consumable Fuels 1.1%
Matador Resources Co.	196,250	7,245,550
Total Energy		7,245,550
Financials 6.1%
Banks 1.6%
Lakeland Financial Corp.	138,027	11,061,484
Capital Markets 4.5%
GCM Grosvenor, Inc., Class A(b)	893,975	9,386,737
Hamilton Lane, Inc., Class A	64,164	6,648,674
Houlihan Lokey, Inc., Class A	76,383	7,907,168
Open Lending Corp., Class A(a)	296,886	6,673,997
Total		30,616,576
Total Financials		41,678,060
Health Care 25.3%
Biotechnology 5.5%
Anika Therapeutics, Inc.(a)	127,519	4,569,006
Fate Therapeutics, Inc.(a)	158,462	9,271,612
Insmed, Inc.(a)	313,998	8,553,305
Intellia Therapeutics, Inc.(a)	31,575	3,733,428
Iovance Biotherapeutics, Inc.(a)	95,700	1,826,913
Mirati Therapeutics, Inc.(a)	35,869	5,261,624
Natera, Inc.(a)	45,951	4,291,364
Total		37,507,252
Health Care Equipment & Supplies 1.2%
Glaukos Corp.(a)	69,775	3,100,801
Globus Medical, Inc., Class A(a)	75,967	5,484,817
Total		8,585,618
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Wanger USA | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care Providers & Services 7.0%
Amedisys, Inc.(a)	86,200	13,954,056
Chemed Corp.	30,113	15,930,981
Encompass Health Corp.	39,950	2,607,137
National Research Corp., Class A	202,640	8,413,613
P3 Health Partners, Inc.(a),(b)	999,623	7,037,346
Total		47,943,133
Health Care Technology 1.8%
Doximity, Inc., Class A(a),(b)	168,483	8,446,053
Schrodinger, Inc.(a)	104,035	3,623,539
Total		12,069,592
Life Sciences Tools & Services 9.2%
10X Genomics, Inc., Class A(a)	57,749	8,602,291
Bio-Techne Corp.	11,920	6,166,693
Codexis, Inc.(a)	311,925	9,753,895
DNA Script(a),(c),(d),(e)	2,550	1,771,488
NanoString Technologies, Inc.(a)	120,759	5,099,653
NeoGenomics, Inc.(a)	156,500	5,339,780
Pacific Biosciences of California, Inc.(a)	357,775	7,320,076
Repligen Corp.(a)	71,358	18,898,453
Total		62,952,329
Pharmaceuticals 0.6%
Nuvation Bio, Inc.(a),(b)	502,000	4,267,000
Total Health Care		173,324,924
Industrials 15.8%
Electrical Equipment 5.3%
Atkor, Inc.(a)	109,747	12,202,769
Plug Power, Inc.(a)	346,675	9,786,635
Shoals Technologies Group, Inc., Class A(a)	432,815	10,517,405
Sunrun, Inc.(a)	106,880	3,665,984
Total		36,172,793
Machinery 5.2%
ITT, Inc.	90,302	9,227,961
Kornit Digital Ltd.(a)	73,915	11,253,559
SPX Corp.(a)	154,982	9,249,326
Watts Water Technologies, Inc., Class A	30,861	5,992,280
Total		35,723,126
Common Stocks (continued)
Issuer	Shares	Value ($)
Professional Services 1.3%
ICF International, Inc.	82,960	8,507,548
Road & Rail 0.8%
Saia, Inc.(a)	16,601	5,595,035
Trading Companies & Distributors 3.2%
SiteOne Landscape Supply, Inc.(a)	91,243	22,106,354
Total Industrials		108,104,856
Information Technology 17.4%
Communications Equipment 1.3%
Calix, Inc.(a)	111,665	8,929,850
Electronic Equipment, Instruments & Components 1.9%
Advanced Energy Industries, Inc.	56,822	5,174,212
Badger Meter, Inc.	74,708	7,960,885
Total		13,135,097
IT Services 3.0%
Endava PLC, ADR(a)	91,024	15,284,750
Shift4 Payments, Inc., Class A(a)	95,000	5,503,350
Total		20,788,100
Software 11.2%
Avalara, Inc.(a)	68,610	8,858,237
Blackline, Inc.(a)	183,589	19,008,805
Elastic NV(a)	75,014	9,233,473
Five9, Inc.(a)	89,667	12,313,072
Manhattan Associates, Inc.(a)	40,499	6,297,190
Olo, Inc., Class A(a)	331,594	6,900,471
Sprout Social, Inc., Class A(a)	76,713	6,957,102
Voyager Digital Ltd.(a)	577,464	7,208,314
Total		76,776,664
Total Information Technology		119,629,711
Materials 1.5%
Chemicals 1.5%
Avient Corp.	190,147	10,638,725
Total Materials		10,638,725

The accompanying Notes to Financial Statements are an integral part of this statement.
Wanger USA | Annual Report 2021	9

Portfolio of Investments  (continued)
December 31, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
Real Estate 2.5%
Real Estate Management & Development 2.5%
Colliers International Group, Inc.	75,000	11,148,750
FirstService Corp.	30,840	6,059,135
Total		17,207,885
Total Real Estate		17,207,885
Total Common Stocks (Cost $518,470,948)		646,648,999

Limited Partnerships 1.5%

Consumer Discretionary 1.5%
Hotels, Restaurants & Leisure 1.5%
Cedar Fair LP(a)	205,960	10,310,358
Total Consumer Discretionary		10,310,358
Total Limited Partnerships (Cost $6,988,800)		10,310,358

Securities Lending Collateral 2.7%

Dreyfus Government Cash Management Fund, Institutional Shares, 0.030%(f),(g)	18,205,520	18,205,520
Total Securities Lending Collateral (Cost $18,205,520)		18,205,520

Warrants 0.1%
Issuer	Shares	Value ($)
Financials 0.1%
Capital Markets 0.1%
P3 Health Partners, Inc.(a)	333,207	349,867
Total Financials		349,867
Total Warrants (Cost $481,030)		349,867

Money Market Funds 4.1%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.085%(f),(h)	28,259,194	28,253,542
Total Money Market Funds (Cost $28,254,789)		28,253,542
Total Investments in Securities (Cost: $572,401,087)		703,768,286
Obligation to Return Collateral for Securities Loaned		(18,205,520)
Other Assets & Liabilities, Net		(9,165)
Net Assets		685,553,601

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	All or a portion of this security was on loan at December 31, 2021. The total market value of securities on loan at December 31, 2021 was $17,247,971.
(c)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2021, the total value of these securities amounted to $1,771,488, which represents 0.26% of total net assets.
(d)	Denotes a restricted security, which is subject to legal or contractual restrictions on resale under federal securities laws. Disposal of a restricted investment may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Private placement securities are generally considered to be restricted, although certain of those securities may be traded between qualified institutional investors under the provisions of Section 4(a)(2) and Rule 144A. The Fund will not incur any registration costs upon such a trade. These securities are valued at fair value determined in good faith under consistently applied procedures established by the Fund’s Board of Trustees. At December 31, 2021, the total market value of these securities amounted to $1,771,488, which represents 0.26% of total net assets. Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost ($)	Value ($)
DNA Script	10/01/2021	2,550	2,218,117	1,771,488

(e)	Valuation based on significant unobservable inputs.
(f)	The rate shown is the seven-day current annualized yield at December 31, 2021.
(g)	Investment made with cash collateral received from securities lending activity.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Wanger USA | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Notes to Portfolio of Investments  (continued)
(h)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2021 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.085%
	3,273,726	284,419,633	(259,437,694)	(2,123)	28,253,542	(85)	12,804	28,259,194
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
Various inputs are used in determining the value of the Fund’s investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)
■	Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management’s own assumptions about the factors market participants would use in pricing an investment)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose net asset values are published each day and exchange traded foreign equities that are not typically statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are traded in the European region or Asia Pacific region time zones which are typically statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by Columbia Wanger Asset Management’s Valuation Committee (the Committee) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.
The Committee is responsible for applying the Wanger Advisors Trust Portfolio Pricing Policy and the Columbia Wanger Asset Management pricing procedures (the Policies), which are approved by and subject to the oversight of the Board of Trustees.
The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which Columbia Wanger Asset Management believes that available market quotations are unreliable. The Committee also reviews the continuing appropriateness of the Policies. In circumstances where a security has been fair valued, the Committee will also review the continuing appropriateness of the current value of the security. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default; and certain delegations of authority to determine fair values to the Fund’s investment manager. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2021:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	9,935,827	—	—	9,935,827
Consumer Discretionary	137,181,682	—	—	137,181,682
Consumer Staples	21,701,779	—	—	21,701,779
Energy	7,245,550	—	—	7,245,550
Financials	41,678,060	—	—	41,678,060
Health Care	171,553,436	—	1,771,488	173,324,924
Industrials	108,104,856	—	—	108,104,856
Information Technology	119,629,711	—	—	119,629,711
The accompanying Notes to Financial Statements are an integral part of this statement.
Wanger USA | Annual Report 2021	11

Portfolio of Investments  (continued)
December 31, 2021
Fair value measurements  (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Materials	10,638,725	—	—	10,638,725
Real Estate	17,207,885	—	—	17,207,885
Total Common Stocks	644,877,511	—	1,771,488	646,648,999
Limited Partnerships
Consumer Discretionary	10,310,358	—	—	10,310,358
Total Limited Partnerships	10,310,358	—	—	10,310,358
Securities Lending Collateral	18,205,520	—	—	18,205,520
Warrants
Financials	349,867	—	—	349,867
Total Warrants	349,867	—	—	349,867
Money Market Funds	28,253,542	—	—	28,253,542
Total Investments in Securities	701,996,798	—	1,771,488	703,768,286
See the Portfolio of Investments for all investment classifications not indicated in the table.
Warrants which do not trade are valued as a percentage of the actively trading common stock using a model, based on Black Scholes.
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Wanger USA | Annual Report 2021

Statement of Assets and Liabilities
December 31, 2021
Assets
Investments in securities, at value*
Unaffiliated issuers (cost $544,146,298)	$675,514,744
Affiliated issuers (cost $28,254,789)	28,253,542
Receivable for:
Investments sold	128,237
Capital shares sold	64,197
Dividends	162,605
Securities lending income	17,292
Foreign tax reclaims	1,688
Prepaid expenses	16,840
Trustees’ deferred compensation plan	377,190
Total assets	704,536,335
Liabilities
Foreign currency (cost $62)	61
Due upon return of securities on loan	18,205,520
Payable for:
Capital shares purchased	185,140
Investment advisory fee	16,315
Service fees	112,747
Administration fees	942
Trustees’ fees	175
Compensation of chief compliance officer	1,224
Other expenses	83,420
Trustees’ deferred compensation plan	377,190
Total liabilities	18,982,734
Net assets applicable to outstanding capital stock	$685,553,601
Represented by
Paid in capital	386,495,515
Total distributable earnings (loss)	299,058,086
Total - representing net assets applicable to outstanding capital stock	$685,553,601
Shares outstanding	26,629,507
Net asset value per share	25.74
* Includes the value of securities on loan	17,247,971
The accompanying Notes to Financial Statements are an integral part of this statement.
Wanger USA | Annual Report 2021	13

Statement of Operations
Year Ended December 31, 2021
Net investment income
Income:
Dividends — unaffiliated issuers	$2,216,851
Dividends — affiliated issuers	12,804
Income from securities lending — net	482,542
Foreign taxes withheld	(5,649)
Total income	2,706,548
Expenses:
Investment advisory fee	6,267,473
Service fees	795,090
Administration fees	362,647
Trustees’ fees	65,073
Custodian fees	11,831
Printing and postage fees	149,232
Audit fees	28,382
Legal fees	99,277
Compensation of chief compliance officer	2,553
Other	43,885
Total expenses	7,825,443
Net investment loss	(5,118,895)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	184,285,604
Investments — affiliated issuers	(85)
Foreign currency translations	(342)
Futures contracts	(314,332)
Net realized gain	183,970,845
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(115,818,140)
Investments — affiliated issuers	(2,123)
Foreign currency translations	1
Net change in unrealized appreciation (depreciation)	(115,820,262)
Net realized and unrealized gain	68,150,583
Net increase in net assets resulting from operations	$63,031,688
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Wanger USA | Annual Report 2021

Statement of Changes in Net Assets
	Year Ended December 31, 2021	Year Ended December 31, 2020
Operations
Net investment loss	$(5,118,895)	$(3,618,051)
Net realized gain	183,970,845	24,307,201
Net change in unrealized appreciation (depreciation)	(115,820,262)	115,818,214
Net increase in net assets resulting from operations	63,031,688	136,507,364
Distributions to shareholders
Net investment income and net realized gains	(28,687,811)	(64,805,114)
Total distributions to shareholders	(28,687,811)	(64,805,114)
Decrease in net assets from capital stock activity	(57,132,932)	(30,313,016)
Total increase (decrease) in net assets	(22,789,055)	41,389,234
Net assets at beginning of year	708,342,656	666,953,422
Net assets at end of year	$685,553,601	$708,342,656

	Year Ended		Year Ended
	December 31, 2021		December 31, 2020
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Subscriptions	441,420	11,645,845	473,106	9,018,672
Distributions reinvested	1,127,646	28,687,811	3,474,805	64,805,114
Redemptions	(3,703,083)	(97,466,588)	(5,141,351)	(104,136,802)
Total net decrease	(2,134,017)	(57,132,932)	(1,193,440)	(30,313,016)
The accompanying Notes to Financial Statements are an integral part of this statement.
Wanger USA | Annual Report 2021	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Year Ended December 31,
	2021	2020	2019	2018	2017
Per share data
Net asset value, beginning of period	$24.63	$22.26	$20.70	$26.74	$26.53
Income from investment operations:
Net investment income (loss)	(0.19)	(0.12)	(0.02)	(0.02)	(0.02)
Net realized and unrealized gain	2.36	4.78	5.93	0.75	4.81
Total from investment operations	2.17	4.66	5.91	0.73	4.79
Less distributions to shareholders from:
Net investment income	(0.20)	—	(0.07)	(0.03)	—
Net realized gains	(0.86)	(2.29)	(4.28)	(6.74)	(4.58)
Total distributions to shareholders	(1.06)	(2.29)	(4.35)	(6.77)	(4.58)
Net asset value, end of period	$25.74	$24.63	$22.26	$20.70	$26.74
Total return	8.90%	24.23%	31.10%(a)	(1.46)%(a)	19.58%(a)
Ratios to average net assets
Total gross expenses(b)	1.08%	1.10%	1.09%	1.05%	1.03%
Total net expenses(b)	1.08%	1.10%	1.06%	1.00%	0.99%
Net investment loss	(0.71)%	(0.61)%	(0.08)%	(0.09)%	(0.08)%
Supplemental data
Portfolio turnover	70%	92%	90%	81%	96%
Net assets, end of period (in thousands)	$685,554	$708,343	$666,953	$581,991	$684,712

Notes to Financial Highlights
(a)	Had the Investment Manager and/or its affiliates not waived a portion of expenses, total return would have been reduced.
(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Wanger USA | Annual Report 2021

Notes to Financial Statements
December 31, 2021
Note 1. Organization
Wanger USA (the Fund), a series of Wanger Advisors Trust (the Trust), is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The investment objective of the Fund is to seek long-term capital appreciation. The Fund is available only for allocation to certain life insurance company separate accounts established for the purpose of funding participating variable annuity contracts and variable life insurance policies and may also be offered directly to certain qualified pension and retirement plans.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Securities of the Fund are valued at market value or, if a market quotation for a security is not readily available or is deemed not to be reliable because of events or circumstances that have occurred between the market quotation and the time as of which the security is to be valued, the security is valued at its fair value determined in good faith under consistently applied procedures established by the Board of Trustees. Equity securities listed on an exchange are valued at the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In situations where foreign markets are closed, where a significant event has occurred after the foreign exchange closes but before the time at which the Fund’s share price is calculated, and in the event of significant movement in the trigger index for the statistical fair valuation process established by the Board of Trustees, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may use an independent statistical fair value pricing service that employs a systematic methodology to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign market and the time as of which the securities are to be valued. If a security is valued at a fair value, that value may be different from the last quoted market price for the security.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Wanger USA | Annual Report 2021	17

Notes to Financial Statements  (continued)
December 31, 2021
Fund share valuation
Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange on each day the New York Stock Exchange is open for trading by dividing the total value of the Fund’s investments and other assets, less liabilities, by the number of Fund shares outstanding.
Foreign currency transactions and translations
Values of investments denominated in foreign currencies are converted into U.S. dollars using the New York spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the CCP or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
18	Wanger USA | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. During the year ended December 31, 2021, the Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily operations. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
At December 31, 2021, the Fund had no outstanding derivatives.
Wanger USA | Annual Report 2021	19

Notes to Financial Statements  (continued)
December 31, 2021
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2021:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	(314,332)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2021:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	1,932,890

*	Based on the ending daily outstanding amounts for the year ended December 31, 2021.
Securities lending
The Fund may lend securities up to one-third of the value of its total assets to certain approved brokers, dealers, banks or other institutional borrowers of securities that the Fund’s securities lending agent has determined are credit worthy under guidelines established by the Board of Trustees, to earn additional income. The Fund retains the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. The Fund also receives a fee for the loan. The Fund has the ability to recall the loans at any time and could do so in order to vote proxies or to sell the loaned securities. Each loan is collateralized by cash that exceeded the value of the securities on loan. The market value of the loaned securities is determined daily at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund typically invests the cash collateral in the Dreyfus Government Cash Management Fund, a third-party institutional government money market fund in accordance with investment guidelines contained in the securities lending agreement and approved by the Board of Trustees. The income earned from the securities lending program is paid to the Fund, net of any fees remitted to Goldman Sachs Agency Lending, the Fund’s lending agent, and borrower rebates. The Fund’s investment manager, Columbia Wanger Asset Management, LLC (the Investment Manager or CWAM), does not retain any fees earned by the lending program. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of loss with respect to the investment of collateral. The net lending income earned by the Fund as of December 31, 2021, is included in the Statement of Operations.
The following table indicates the total amount of securities loaned by type, reconciled to gross liability payable upon return of the securities loaned by the Fund as of December 31, 2021:
	Overnight and continuous	Up to 30 days	30-90 days	Greater than 90 days	Total
Wanger USA
Securities lending transactions
Equity securities	$17,247,971	$—	$—	$—	$17,247,971
Gross amount of recognized liabilities for securities lending (collateral received)					18,205,520
Amounts due to counterparty in the event of default					$957,549
20	Wanger USA | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2021:
Goldman Sachs ($)
Liabilities
Collateral on Securities Loaned	18,205,520
Total Liabilities	18,205,520
Total Financial and Derivative Net Assets	(18,205,520)
Financial Instruments	17,247,971
Net Amount (a)	(957,549)

(a)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions and investment income
Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund. Interest income is recorded on the accrual basis and includes amortization of discounts on debt obligations when required for federal income tax purposes. Realized gains and losses from security transactions are recorded on an identified cost basis.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, exchange traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital may be made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards, if any, from class action litigation related to securities owned may be recorded as a reduction of cost of those securities. If the applicable securities are no longer owned, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and the other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.
Federal income tax status
The Fund intends to comply with the provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, intends to distribute substantially all its taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required. The Fund meets the exception under Internal Revenue Code Section 4982(f) and the Fund expects not to be subject to federal excise tax.
Wanger USA | Annual Report 2021	21

Notes to Financial Statements  (continued)
December 31, 2021
Foreign taxes
Gains in certain countries may be subject to foreign taxes at the fund level. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions to shareholders are recorded on the ex-dividend date.
Guarantees and indemnification
In the normal course of business, the Trust on behalf of the Fund enters into contracts that contain a variety of representations and warranties and that provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also under the Trust’s organizational documents, the trustees and officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.
Note 3. Fees and other transactions with affiliates
Management services fees
CWAM is a wholly owned subsidiary of Columbia Management Investment Advisers, LLC (Columbia Management), which in turn is a wholly owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). CWAM furnishes continuing investment supervision to the Fund and is responsible for the overall management of the Fund’s business affairs.
CWAM receives a monthly advisory fee based on the Fund’s daily net assets at the following annual rates:
Average daily net assets	Annual fee rate
Up to $100 million	0.94%
$100 million to $250 million	0.89%
$250 million to $2 billion	0.84%
$2 billion and over	0.80%
For the year ended December 31, 2021, the effective investment advisory fee rate was 0.86% of the Fund’s average daily net assets.
In February 2022, the Board approved a reduction in the advisory fee rates payable to the Investment Manager by the Fund. The new advisory fee, which is effective May 1, 2022, is equal to a percentage of the Fund’s average daily net assets equal to 0.740% on the first $700 million, 0.690% from $700 million to $2 billion, 0.640% from $2 billion to $6 billion, and 0.630% for $6 billion and over.
Administration fees
CWAM provides administrative services and receives an administration fee from the Fund at the following annual rates:
Aggregate average daily net assets of the Trust	Annual fee rate
Up to $4 billion	0.05%
$4 billion to $6 billion	0.04%
$6 billion to $8 billion	0.03%
$8 billion and over	0.02%
For the year ended December 31, 2021, the effective administration fee rate was 0.05% of the Fund’s average daily net assets. CWAM has delegated to Columbia Management responsibility to provide certain sub-administrative services to the Fund.
22	Wanger USA | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
Compensation of board members
Certain officers and trustees of the Trust are also officers of CWAM and/or Columbia Management. The Trust makes no direct payments to its officers and trustees who are affiliated with CWAM or Columbia Management. The Trust offers a Deferred Compensation Plan (the Deferred Plan) for its independent trustees. Under the Deferred Plan, a trustee may elect to defer all or a portion of his or her compensation. Amounts deferred are retained by the Trust and may represent an unfunded obligation of the Trust. The value of amounts deferred is determined by reference to the change in value of Institutional Class shares of one or more series of Columbia Acorn Trust and/or a money market fund as specified by the trustee. Benefits under the Deferred Plan are payable in accordance with the Deferred Plan. Effective January 1, 2022, the value of amounts deferred is determined by reference to the change in value of Institutional 3 Class shares of one or more series of Columbia Acorn Trust and/or a money market fund as specified by the trustee.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
Pursuant to the Transfer, Dividend Disbursing and Shareholder Servicing Agreement between the Fund and Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, the Fund bears a service fee paid to the Transfer Agent to compensate it for amounts paid to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for various sub-transfer agency and other shareholder services each Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due to the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distributor
Columbia Management Investment Distributors, Inc., a wholly owned subsidiary of Ameriprise Financial, serves as the Fund’s distributor and principal underwriter.
Other expenses waived/reimbursed by the Investment Manager and its affiliates
Effective May 1, 2021 through April 30, 2022, CWAM has contractually agreed to bear a portion of the Fund’s expenses so that its ordinary operating expenses (excluding transaction costs and certain other investment-related expenses, interest and fees on borrowings and expenses associated with the Fund’s investment in other investment companies, if any), do not exceed the annual rate of 1.09% of the Fund’s average daily net assets. This agreement may not be modified or terminated, without approval from the Fund’s Board of Trustees and CWAM. There is no guarantee that this agreement will continue after April 30, 2022.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December 31, 2021, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, investments in partnerships, re-characterization of distributions for investments, distribution reclassifications, net operating loss reclassification, foreign currency transactions and passive foreign investment company (PFIC) holdings. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
Wanger USA | Annual Report 2021	23

Notes to Financial Statements  (continued)
December 31, 2021
The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
14,835,303	(14,830,777)	(4,526)
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended December 31, 2021			Year Ended December 31, 2020
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
22,099,923	6,587,888	28,687,811	11,175,433	53,629,681	64,805,114
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At December 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
22,781,824	146,750,877	—	129,895,597
At December 31, 2021, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
573,872,689	192,105,126	(62,209,529)	129,895,597
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions in the Fund for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management’s conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The aggregate cost of purchases and proceeds from sales other than short-term obligations for the year ended December 31, 2021, were $489,068,860 and $605,367,185, respectively. The amount of purchase and sales activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition,
24	Wanger USA | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 28, 2021 amendment and restatement, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 28, 2021 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR) rate and (iii) the overnight bank funding rate, plus in each case, 1.25%.
The Fund had no borrowings during the year ended December 31, 2021.
Note 8. Significant risks
Consumer discretionary sector risk
The Fund is more susceptible to the particular risks that may affect companies in the consumer discretionary sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the consumer discretionary sector are subject to certain risks, including fluctuations in the performance of the overall domestic and international economy, interest rate changes, increased competition and consumer confidence. Performance of such companies may be affected by factors including reduced disposable household income, reduced consumer spending, changing demographics and consumer tastes.
Health care sector risk
The Fund is more susceptible to the particular risks that may affect companies in the health care sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the health care sector are subject to certain risks, including restrictions on government reimbursement for medical expenses, government approval of medical products and services, competitive pricing pressures, and the rising cost of medical products and services (especially for companies dependent upon a relatively limited number of products or services). Performance of such companies may be affected by factors including, government regulation, obtaining and protecting patents (or the failure to do so), product liability and other similar litigation as well as product obsolescence.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the market(s) generally. In addition, turbulence in the financial markets generally and reduced liquidity in the equity, credit and/or fixed income markets more specifically may negatively affect many issuers, which could adversely affect the Fund, including by causing difficulty in pricing hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region, financial market or industry sector may adversely impact issuers in a different country, region, financial market or industry sector. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide.
Wanger USA | Annual Report 2021	25

Notes to Financial Statements  (continued)
December 31, 2021
As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health crises, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The COVID-19 pandemic has resulted in, and may continue to result in, significant global economic and market volatility arising from disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chains, among other factors. These and related societal disruptions have been caused or exacerbated by, and may continue to be caused or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. There is significant uncertainty surrounding the magnitude, duration, reach, costs and other effects of the COVID-19 global pandemic, including actions that have been or could be taken by governmental authorities or other third parties. The impacts, as well as the uncertainty over impacts yet to unfold, of COVID-19 – and any other infectious illness outbreaks, epidemics, pandemics or other public health crises that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks, and epidemics, pandemics and other public health crises in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 pandemic may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Investment Manager from executing advantageous investment decisions for the Fund in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
Shareholder concentration risk
At December 31, 2021, two unaffiliated shareholders of record owned 34.6% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 58.6% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Small- and mid-cap company risk
Investments in small- and mid-capitalization companies (small- and mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 3 and below, there were no items requiring adjustment of the financial statements or additional disclosure.
The Fund’s Board of Trustees approved changes to the Fund’s name, principal investment strategy, and comparative benchmark. As a result, effective May 1, 2022, the Fund’s name will be changed to Wanger Acorn, the Fund will have an increase in the limit on the Fund’s foreign investment, an increase in the market capitalization range of the companies in which the Fund invests a majority of its assets, and its comparative benchmark will be changed to the Russell 2500 Growth Index. These changes are being made in advance of a likely future proposal to merge Wanger Select with and into the Fund.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory
26	Wanger USA | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
Wanger USA | Annual Report 2021	27

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Wanger Advisors Trust and Shareholders of Wanger USA
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Wanger USA (one of the funds constituting Wanger Advisors Trust, referred to hereafter as the "Fund") as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 18, 2022
We have served as the auditor of one or more investment companies in the Wanger Advisors Trust since 2004.
28	Wanger USA | Annual Report 2021

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2021.
Dividends received deduction	Capital gain dividend
10.87%	$154,111,411
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 Board of Trustees and Management of Wanger
Advisors Trust
Each trustee may serve a term of unlimited duration. The Trust’s Bylaws generally require that a trustee retire at the end of the calendar year in which the trustee attains the age of 75 years. The trustees appoint their own successors, provided that at least two-thirds of the trustees, after such appointment, have been elected by shareholders. Shareholders may remove a trustee, with or without cause, upon the vote of two-thirds of the Trust’s outstanding shares at any meeting called for that purpose. A trustee may be removed, with or without cause, upon the vote of a majority of the trustees. The names of the trustees and officers of the Trust, the date each was first elected or appointed to office and the principal business occupations of each during at least the last five years, and for the trustees, the number of portfolios in the fund complex they oversee and other directorships they hold, are shown below. Each trustee and officer serves in such capacity for each of the six series of Columbia Acorn Trust and for each of the three series of Wanger Advisors Trust.
The address for the trustees and officers of the Trust is Columbia Wanger Asset Management, LLC, 71 S Wacker Drive, Suite 2500, Chicago, Illinois 60606. The Funds’ Statement of Additional Information includes additional information about the Funds’ trustees and officers. You may obtain a free copy of the Statement of Additional Information by writing or calling toll-free:
Columbia Wanger Asset Management, LLC
Shareholder Services Group
71 S Wacker Drive, Suite 2500
Chicago, IL 60606
800.922.6769
Independent trustees
Name and age at December 31, 2021	Year first appointed or elected to a Board in the Columbia Funds Complex	Principal occupation(s) during the past five years	Number of Funds in the Columbia Funds Complex overseen (1)	Other directorships held by the Trustee during the past five years in addition to Columbia Acorn Trust and Wanger Advisors Trust
Laura M. Born, 56*	2007	Adjunct Professor of Finance, University of Chicago Booth School of Business since 2007; Advisory Board Member, Driehaus Capital Management since 2018; Director and Audit Committee Chair, Carlson Inc. (private global travel company) since 2015; Managing Director – Investment Banking, JP Morgan Chase & Co. (broker-dealer) 2002-2007.	9	None.
Wanger USA | Annual Report 2021	29

Board of Trustees and Management of Wanger
Advisors Trust  (continued)

Independent trustees  (continued)
Name and age at December 31, 2021	Year first appointed or elected to a Board in the Columbia Funds Complex	Principal occupation(s) during the past five years	Number of Funds in the Columbia Funds Complex overseen (1)	Other directorships held by the Trustee during the past five years in addition to Columbia Acorn Trust and Wanger Advisors Trust
Maureen M. Culhane, 73	2007	Retired. Formerly, Vice President, Goldman Sachs Asset Management, L.P. (investment adviser), 2005-2007; Vice President (Consultant) – Strategic Relationship Management, Goldman, Sachs & Co., 1999-2005.	9	None.
Margaret M. Eisen, 68	2002	Trustee, Smith College, 2012-2016; Chief Investment Officer, EAM International LLC (corporate finance and asset management), 2003-2013; Managing Director, CFA Institute, 2005-2008.	9	Chair, RMB Investors Trust (9 series).
John C. Heaton, 62	2010	Joseph L. Gidwitz Professor of Finance, University of Chicago Booth School of Business since July 2000; Deputy Dean for Faculty, University of Chicago Booth School of Business, 2012-2019.	9	None.
Dianne Lob, 67	2021	Retired. Formerly, Senior Vice President and Senior Managing Director, Global Head of Business and Product Development, AllianceBernstein Holding L.P. (asset management), 2014-2020; Chairman, Private Client Investment Policy Group, Alliance Bernstein Holding L.P., 2005-2014.	9	None.
Charles R. Phillips, 65	2015	Retired. Formerly, Vice Chairman, J.P. Morgan Private Bank, 2011-2014; Managing Director, J.P. Morgan Private Bank, 2001-2011; Managing Director, J.P. Morgan Private Bank, 2001-2011.	9	None.
David J. Rudis, 66, Chair	2010	Chief Executive Officer, Finger Rock, LLC (strategic consulting business). Formerly, National Checking and Debit Executive, and Illinois President, Bank of America, 2007-2009; President, Consumer Banking Group, LaSalle National Bank, 2004-2007.	9	None.
Trustee Emeritus
Name and age at December 31, 2021	Year first appointed or elected to a Board in the Columbia Funds Complex	Principal occupation(s) during the past five years	Number of Funds in the Columbia Funds Complex overseen (1)	Other directorships held by the Trustee during the past five years in addition to Columbia Acorn Trust and Wanger Advisors Trust
Ralph Wanger, 87 (2)	1970 (3)	Founder, CWAM. Formerly, President, Chief Investment Officer and portfolio manager, CWAM or its predecessors, July 1992-September 2003; Director, Wanger Investment Company PLC; Consultant, CWAM or its predecessors, September 2003-September 2005.	9	None.
*	Ms. Born retired from the Board, effective December 31, 2021.
(1)	The Trustees oversee the series of Wanger Advisors Trust and Columbia Acorn Trust.
30	Wanger USA | Annual Report 2021

Board of Trustees and Management of Wanger
Advisors Trust  (continued)

(2)	As permitted under the Trust’s Bylaws, Mr. Wanger serves as a non-voting Trustee Emeritus of Columbia Acorn Trust and Wanger Advisors Trust. Prior to September 2009, Mr. Wanger served as an “interested” trustee of the Columbia Acorn Trust and Wanger Advisors Trust. Mr. Wanger was considered an “interested person” of the Trusts and of CWAM within the meaning of the 1940 Act because of certain ownership interests.
(3)	Dates prior to April 1992 correspond to the date first elected as a director of The Acorn Fund, Inc., the Trust’s predecessor.
Fund officers
Name and age at December 31, 2021	Position held with Columbia Acorn Trust and Wanger Advisors Trust	Year first appointed or elected to office	Principal occupation(s) during the past five years
Daniel Beckman, 60	Co-President*	2021	Vice President, Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); officer of Columbia Funds and affiliated funds since 2020.
Michael G. Clarke, 51	Treasurer and Principal Accounting and Financial Officer	2004	Vice President, Head of North American Operations, and Tax Co-Head of Global Operations, Columbia Management since June 2019 (previously Vice President, Accounting and Tax, May 2010-May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
John L. Emerson, 46	Vice President	2020	Portfolio manager and/or analyst, CWAM or its predecessors since 2003.
Tae Han (Simon) Kim, 40	Vice President	2018	Portfolio manager and/or analyst, CWAM since 2011.
Stephen Kusmierczak, 54	Co-President	2011	Portfolio manager and/or analyst, CWAM or its predecessors since 2001. Vice President, Columbia Acorn Trust and Wanger Advisors Trust, 2011 - 2020.
Joseph C. LaPalm, 51	Vice President	2006	Chief Compliance Officer, CWAM since 2005.
Ryan C. Larrenaga, 50	Chief Legal Officer and Assistant Secretary	2015	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously, Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Erika K. Maschmeyer, 40	Vice President	2020	Portfolio manager and/or analyst, CWAM or its predecessors since 2016.
Thomas P. McGuire, 48	Chief Compliance Officer	2015	Senior Vice President and Chief Compliance Officer of the Columbia Funds since 2012; Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Sebastien Pigeon, 49	Vice President	2021	Portfolio manager and/or analyst, CWAM or its predecessors since 2017.
Julian Quero, 54	Assistant Treasurer	2015	Vice President – Tax, Columbia Management Investment Advisers, LLC since 2009.
Martha A. Skinner, 46	Assistant Treasurer	2016	Vice President of Financial Reporting and Administration, Columbia Management since November 2015; Director of Financial Reporting, Columbia Management, April 2013-November 2015.
Hans F. Stege, 37	Vice President	2020	Portfolio manager and/or analyst, CWAM or its predecessors since 2017.
Linda Roth-Wiszowaty, 51	Secretary	2006	Business support analyst, CWAM since April 2007.
*	Mr. Beckman also serves as the Principal Executive Officer of the Trust for purposes of the Sarbanes Oxley Act of 2002.
 Board Consideration and Approval of Advisory
Agreement
Wanger Advisors Trust (the “Trust”) has an investment advisory agreement (the “Advisory Agreement”) with Columbia Wanger Asset Management, LLC (“CWAM”) under which CWAM manages Wanger USA (the “Fund”). All of the voting trustees of the Trust are persons who have no direct or indirect interest in the Advisory Agreement and are not “interested persons” (as
Wanger USA | Annual Report 2021	31

Board Consideration and Approval of Advisory
Agreement  (continued)

defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Trust (the “Independent Trustees”). The Independent Trustees oversee the management of the Fund and, as required by law, determine at least annually whether to continue the Advisory Agreement for the Fund.
The Contract Committee (the “Contract Committee”) of the Board of Trustees of the Trust (the “Board”), which is comprised solely of Independent Trustees, makes recommendations to the Board regarding any proposed continuation of the Advisory Agreement. After the Contract Committee has made its recommendations, the full Board determines whether to approve continuation of the Advisory Agreement. The Board also considers matters bearing on the Advisory Agreement at its various meetings throughout the year, meets at least quarterly with CWAM investment personnel (as does the Board’s Investment Performance Analysis Committee (the “Performance Committee”)), and receives monthly reports from CWAM on the performance of the Fund.
In connection with their most recent consideration of the Advisory Agreement for the Fund, the members of the Contract Committee and all Independent Trustees received and reviewed a substantial amount of information provided by CWAM, Columbia Management Investment Advisers, LLC (“Columbia Management”) and Ameriprise Financial, Inc. (“Ameriprise”), the parent of CWAM and Columbia Management, in response to written requests from the Independent Trustees and their independent legal counsel. Throughout the process, the Independent Trustees had numerous opportunities to ask questions of and request additional materials from CWAM, Columbia Management and Ameriprise.
During each meeting at which the Contract Committee or the Independent Trustees considered the Advisory Agreement, they met in at least one executive session with their independent legal counsel. The Contract Committee also met with representatives of CWAM, Columbia Management and Ameriprise on several occasions. In all, the Contract Committee convened formally on seven separate occasions to consider the continuation of the Advisory Agreement. The Board and/or some or all of the Independent Trustees met on other occasions to receive the Contract Committee’s status reports and/or to discuss outstanding issues. In addition, the Performance Committee, which is also comprised exclusively of Independent Trustees, reviewed the performance of the Fund, met in joint meetings with the Contract Committee, and reported to the Board and/or the Contract Committee throughout the year. The chair of the Compliance Committee of the Board (the “Compliance Committee”) made available relevant information with respect to matters within the realm of the Compliance Committee’s oversight responsibilities.
The materials reviewed by the Contract Committee and the Independent Trustees included, among other items: (i) information on the investment performance of the Fund relative to independently selected peer groups of funds, a peer group of funds selected by Columbia Management and the Fund’s performance benchmark over various time periods, as presented and analyzed by an independent consultant; (ii) information on the Fund’s advisory fees and other expenses, including information comparing the Fund’s fees and expenses to those of a peer group of funds and information about any applicable expense limitations and fee breakpoints; (iii) data on sales and redemptions of Fund shares; and (iv) information on the profitability to CWAM and its affiliates, as well as potential “fall-out” or ancillary benefits that CWAM and its affiliates may receive as a result of their relationships with the Fund. The Contract Committee and the Board also considered other information, such as: (i) CWAM’s financial condition; (ii) the Fund’s investment objective and strategy; (iii) the overall level of resources devoted to the Fund; (iv) the size, education, experience and resources of CWAM’s investment staff and its use of technology, including with respect to the liquidity risk management program and external research and trading cost measurement tools; (v) changes in investment and other personnel at CWAM; (vi) the portfolio manager compensation framework at CWAM; (vii) the allocation of the Fund’s brokerage, and the use of “soft” commission dollars to pay for research products and services; (viii) CWAM’s risk management program; (ix) the resources devoted to, and the record of compliance with, the Fund’s investment policies and restrictions, policies on personal securities transactions and other compliance policies and procedures; (x) CWAM’s and its affiliates’ conflicts of interest; and (xi) CWAM’s  management of the Fund in light of market and operating conditions arising from the COVID-19 pandemic.
At meetings held on June 10, 2021 and July 21, 2021, the Board considered the continuation of the Advisory Agreement and unanimously approved the continuation of the Advisory Agreement on July 21, 2021. In considering the continuation of the Advisory Agreement, the Independent Trustees reviewed and analyzed various factors that they determined were relevant, none of which by itself was considered dispositive. The material factors and conclusions that formed the basis for the Independent Trustees’ determination to approve the continuation of the Advisory Agreement are discussed below.
32	Wanger USA | Annual Report 2021

Board Consideration and Approval of Advisory
Agreement  (continued)

Nature, quality and extent of services
The Independent Trustees reviewed the nature, quality and extent of the services provided by CWAM and its affiliates to the Fund under the Advisory Agreement, taking into account the investment objective and strategy of the Fund, its shareholder base and knowledge gained from meetings with management, which were held on at least a quarterly basis.  They reviewed the available resources and key personnel of CWAM and its affiliates, especially those providing investment management services to the Fund. They also considered the resources dedicated specifically to CWAM by its parent company pursuant to the Advisory Agreement and the contribution of those resources to the portfolio management process.  The Independent Trustees noted that these dedicated resources included the professionals responsible for Fund risk analysis and portfolio construction, the continuous development and maintenance of CWAM’s research base and the servicing and support of existing Fund shareholders. The Independent Trustees also took into account other services provided to the Fund by CWAM and its affiliates, including: managing the execution of portfolio transactions and selecting broker-dealers for those transactions; monitoring adherence to the Fund’s investment restrictions; monitoring and managing the Fund’s liquidity pursuant to the liquidity risk management program; providing support services for, and regular updates on the operations of the Fund to, the Board and committees of the Board; managing the Fund’s securities lending program; communicating with shareholders; serving as the Fund’s administrator and fund accountant; and overseeing the activities of the Fund’s other service providers, including monitoring for compliance with various policies and procedures as well as applicable securities laws and regulations. The Independent Trustees also considered CWAM’s ability to operate from an almost complete remote working environment in connection with the COVID-19 pandemic without any adverse impact on the Fund or shareholders.  The Independent Trustees also noted the quality of CWAM’s compliance record. The Independent Trustees considered CWAM’s extensive and focused efforts to continue to improve the performance of the Fund and believed they were reasonable and appropriate.
The Independent Trustees concluded that the nature, quality and extent of the services provided by CWAM and its affiliates to the Fund under the Advisory Agreement were appropriate for the Fund and that the Fund was likely to benefit from the continued provision of those services by CWAM. They also concluded that CWAM had sufficient personnel, with appropriate education and experience, to serve the Fund effectively. The Independent Trustees also considered that Ameriprise had committed to the Board that CWAM would have sufficient investment management resources to continue to improve performance, including but not limited to resources to hire investment personnel, as necessary.
Performance of the Fund
The Independent Trustees evaluated information comparing the Fund’s performance with that of comparable funds and peer groups as identified by independent consultant Broadridge Financial Solutions, Inc. (“Broadridge”) and the performance of the Fund’s primary benchmark. They also reviewed information comparing the performance of the Fund with the performance of (i) a peer group of funds selected by Columbia Management (the “5P Group”); and (ii) a peer group of funds selected by Broadridge that included both underlying variable insurance products and institutional funds (the “Hybrid Group”). The Independent Trustees evaluated the performance and risk characteristics of the Fund over various periods, including over the one-, three- and five-year periods ended December 31, 2020 and April 30, 2021. They considered that the Fund had underperformed its Broadridge peer group median and primary benchmark for the one-year period ended December 31, 2020, and outperformed its Broadridge peer group median and primary benchmark for the three- and five-year periods ended December 31, 2020. They also took into account that the Fund had underperformed its 5P Group median and Hybrid Group median for the one-, three- and five-year periods ended December 31, 2020.  For the more recent one-, three- and five-year periods ended April 30, 2021, the Independent Trustees considered that the Fund had underperformed its Broadridge peer group median for the one- and three-year periods and outperformed for the five-year period. They also considered that the Fund had underperformed its primary benchmark for the one-year period ended April 30, 2021 but outperformed its primary benchmark for the three- and five-year periods ended April 30, 2021.   In light of this information, the Independent Trustees concluded that the Fund’s performance was satisfactory versus its peers and primary benchmark and that CWAM was addressing more recent underperformance.
In addition, the Independent Trustees considered that CWAM’s Domestic Team Head and Director of Research (U.S.) had reported to them at numerous Contract Committee, Performance Committee and Board meetings on the corrective steps taken over the past several years to improve the Fund’s performance.
Wanger USA | Annual Report 2021	33

Board Consideration and Approval of Advisory
Agreement  (continued)

Costs of services and profits realized by CWAM
The Independent Trustees examined detailed information on the fees and expenses of the Fund compared with information for similar funds provided by Broadridge. They also reviewed information on the fees and expenses of the Fund compared with information for funds included in the 5P Group.
They noted that while the Fund’s net expenses and actual advisory fees paid were higher than the median of its Broadridge peer group, the Fund’s advisory fees were generally comparable to the advisory fees of Columbia Acorn USA, which was managed by CWAM similarly to the Fund, at similar asset levels.  They also considered that the Fund’s actual advisory fees were lower than the median of its 5P Group and higher than the median of its Hybrid Group. In addition, the Independent Trustees considered (i) that CWAM had contractually agreed through April 30, 2022 to limit fees and expenses so that the Fund’s total expenses did not increase versus the prior year, and (ii) the total expenses of the Fund relative to its three- and five-year performance, as prepared by Broadridge.
The Independent Trustees took into account that CWAM did not manage other investment companies as a sub-adviser or other institutional separate accounts that had investment strategies similar to the Fund.
The Independent Trustees reviewed the analysis of CWAM’s profitability in serving as the Fund’s investment manager and of CWAM and its affiliates in their relationships with the Fund. They considered that the Contract Committee and the Board met with representatives from Ameriprise to discuss its methodologies for calculating profitability and allocating costs. They considered that Ameriprise calculated profitability and allocated costs on a contract-by-contract and fund-by-fund basis. In addition, the Independent Trustees considered an analysis of CWAM’s anticipated profitability in serving as investment manager to the funds in the Trust and Columbia Acorn Trust at various hypothetical levels of total assets. They also reviewed the methodology used by CWAM and Ameriprise to determine the level of compensation payable to portfolio managers and the competitive market for investment management talent and whether the methodology was aligned with shareholders’ interests. The Independent Trustees were provided with profitability information from a third-party consultant, Strategic Insight, which compared CWAM’s profitability to other similar investment managers in the mutual fund industry. The Independent Trustees discussed, however, that profitability comparisons among fund managers may not always be meaningful due to the lack of consistency in data, small number of publicly-owned managers, and the fact that the profitability of any investment manager is affected by numerous factors, including its particular organizational structure, the types of funds and other accounts managed, other lines of business, expense allocation methodology, capital structure and other factors. The Independent Trustees evaluated CWAM’s profitability in light of the additional resources that had been, and would continue to be, provided to the Fund by Ameriprise to assist in improving Fund performance.
Economies of scale
At various Committee and Board meetings and other informal meetings, the Independent Trustees also considered information about the extent to which CWAM realized economies of scale in connection with an increase in Fund assets. It was noted, however, that the Fund had lost assets over the past several years. The Independent Trustees noted that the advisory fee schedule for the Fund included breakpoints in the rate of fees at various asset levels. In evaluating whether CWAM was sharing economies of scale with Fund shareholders, the Independent Trustees also took into account the expense limitation that CWAM had agreed to implement for the Fund for 2021 and 2022. The Independent Trustees concluded that the fee structure of the Advisory Agreement for the Fund reflected a sharing of economies of scale between CWAM and the Fund.
Other benefits to CWAM
The Independent Trustees also reviewed benefits that accrued to CWAM and its affiliates from their relationships with the Fund, based upon information provided to them by Ameriprise. They noted that the Fund’s transfer agency services were performed by Columbia Management Investment Services Corp., an affiliate of Ameriprise, which received compensation from the Fund for its transfer agent services. They considered that another affiliate of Ameriprise, Columbia Management Investment Distributors, Inc., served as the Fund’s distributor under an underwriting agreement but received no fees for its services to the Fund. In addition, they considered that Columbia Management provided sub-administration services to the
34	Wanger USA | Annual Report 2021

Board Consideration and Approval of Advisory
Agreement  (continued)

Fund. The Contract Committee and the Board received information regarding the profitability of these Fund agreements to the CWAM affiliates and also reviewed information about and discussed the capabilities of each affiliated entity in performing its respective duties.
The Independent Trustees considered other ways that the Fund and CWAM might potentially benefit from their relationship with each other. For example, the Independent Trustees considered CWAM’s use of commissions paid by the Fund on its portfolio brokerage transactions to obtain research products and services benefiting the Fund and/or other clients of CWAM. They noted that the Compliance Committee reviewed CWAM’s annual “soft dollar” report during the year and met with representatives from CWAM to review CWAM’s soft dollar spending. The Independent Trustees also considered that the Compliance Committee and/or Board regularly reviewed third-party prepared reports that evaluated the quality of CWAM’s execution of the Fund’s portfolio transactions. The Independent Trustees determined that CWAM’s use of the Fund’s “soft” commission dollars to obtain research products and services was consistent with current regulatory requirements and guidance. They also concluded that CWAM benefitted from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Fund, and that the Fund benefitted from CWAM’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of CWAM.
After full consideration of the above factors, as well as other factors that were instructive in evaluating the Advisory Agreement, the Independent Trustees concluded that the advisory fees were reasonable and that the continuation of the Advisory Agreement was in the best interest of the Fund. At the Board meeting held on July 21, 2021, the Independent Trustees approved continuation of the Advisory Agreement for the Fund through July 31, 2022.
Wanger USA | Annual Report 2021	35

Wanger USA
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For variable fund and variable contract prospectuses, which contain this and other important information, including the fees and expenses imposed under your contract, investors should contact their financial advisor or insurance representative. Read the prospectus for the Fund and your variable contract carefully before investing. Columbia Wanger Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and are managed by Columbia Wanger Asset Management, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210.
© 2022 Columbia Management Investment Advisers, LLC.
C-1466 AW (2/22)

Annual Report
December 31, 2021
Wanger Select
Managed by Columbia Wanger Asset Management, LLC
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Wanger Select (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Wanger Asset Management, LLC (Investment Manager)
71 S Wacker Drive, Suite 2500
Chicago, IL 60606
888.4.WANGER
(888.492.6437)
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Wanger Select  |  Annual Report 2021

Fund at a Glance
Investment objective
The Fund seeks long-term capital appreciation.
Portfolio management
Daniel Cole, CFA
Co-Portfolio Manager since April 2021
Service with Fund since 2021
Erika K. Maschmeyer, CFA
Co-Portfolio Manager since April 2021
Service with Fund since 2016
John L. Emerson, CFA
Co-Portfolio Manager since 2019
Service with Fund since 2003
Average annual total returns (%) (for the period ended December 31, 2021)
	Inception	1 Year	5 Years	10 Years	Life of Fund
Wanger Select	02/01/99	5.83	13.97	13.64	10.85
Russell 2500 Growth Index		5.04	17.65	15.75	-
Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment manager and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower. For most recent month-end performance updates, please visit columbiathreadneedleus.com/investor/.
Performance numbers reflect all Fund expenses but do not include any fees and expenses imposed under your variable annuity contract or life insurance policy or qualified pension or retirement plan. If performance numbers included the effect of these additional charges, they would be lower.
The Fund’s annual operating expense ratio of 0.89% is stated in the Fund’s prospectus dated May 1, 2021, and differences in expense ratios disclosed elsewhere in this report may result from the reflection of fee waivers and/or expense reimbursements as well as different time periods used in calculating the ratios.
All results shown assume reinvestment of distributions.
The Russell 2500 Growth Index measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.
Indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.
The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally. Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic.
Wanger Select | Annual Report 2021	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (December 31, 2011 — December 31, 2021)
This graph compares the results of $10,000 invested in Wanger Select on December 31, 2011 through December 31, 2021 to the Russell 2500 Growth Index, with dividends and capital gains reinvested. Although the index is provided for use in assessing the Fund’s performance, the Fund’s holdings may differ significantly from those in an index. Performance numbers reflect all Fund expenses but do not include any fees and expenses imposed under your variable annuity contract or life insurance policy or qualified pension or retirement plan. If performance numbers included the effect of these additional charges, they would be lower.
Portfolio breakdown (%) (at December 31, 2021)
Common Stocks	96.9
Money Market Funds	1.0
Securities Lending Collateral	2.1
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at December 31, 2021)
Communication Services	5.0
Consumer Discretionary	19.4
Consumer Staples	4.1
Energy	2.0
Financials	3.6
Health Care	24.0
Industrials	12.7
Information Technology	26.0
Materials	3.2
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Wanger Select | Annual Report 2021

Manager Discussion of Fund Performance
Wanger Select returned 5.83% for the 12-month period ended December 31, 2021, outperforming the 5.04% return of its primary benchmark, the Russell 2500 Growth Index.
Market overview
U.S. equities performed very well in 2021, with most aspects of the macroeconomic environment providing a tailwind for risk assets. Although COVID-19 remained persistent due to the emergence of new variants throughout the year, the rollout of multiple vaccines enabled a gradual return toward pre-pandemic business conditions. Economic growth surged as a result, leading to favorable comparisons versus the depressed levels of 2020. Corporate earnings rose in kind, with results tracking ahead of expectations in each of the year’s four quarters. Monetary and fiscal policy was also highly supportive, fueling a steady appetite for risk among investors.
Despite these positive developments, small- and mid-cap growth stocks trailed most other segments of the U.S. equity market in 2021. After performing reasonably well through mid-November, the asset class experienced considerable underperformance in the final six weeks of the year. The U.S. Federal Reserve’s indication of its intent to begin raising short-term interest rates in 2022 factored into the downturn late in the year. The prospect of higher interest rates is typically a headwind for small- to mid-sized growth stocks since it reduces the value of their expected future earnings when measured in current dollars.
The resulting sell-off represented one of the largest pullbacks in secular growth company investment that we have witnessed in many years. Believing this created some very attractive long-term opportunities, we remained on a sharp lookout for stocks that we believe have been unjustifiably beaten down by larger trends. As always, we stayed focused on seeking to invest in growing companies with outstanding business models and competitive advantages that we believe will strengthen over time.
The Fund’s broader investment strategy was an important reason for its outperformance in 2021. Lower quality companies, particularly those without current profits, lagged considerably during the downturn late in the year. On the other hand, the types of higher quality, profitable growers we seek held up much better than the overall small- and mid-cap category. We believe this helps illustrate the merits of emphasizing bottom-up company research rather than trying to predict macroeconomic developments such as inflation or the direction of Fed policy.
The Fund’s notable contributors during the period
•	The Fund’s investments in financials outpaced their sector peers by a wide margin. Upstart, which operates an artificial intelligence (AI)-based lending platform primarily serving the personal and auto loan market, was the leading contributor. The shares jumped as the company grew more quickly than expected since its December 2020 initial public offering. We sold the stock on the basis of valuation prior to its downturn late in the year.
•	Selections within the consumer staples sector also contributed to the Fund’s outperformance for the year, most notably membership-only warehouse club chain BJ’s Wholesale Club Holdings, Inc.
•	Industrials was also an area of relative and absolute strength for the Fund in 2021.
○	Atkore, Inc., a specialized producer of electrical products used in commercial and industrial end markets, is one of only a handful of vendors that supply a very fragmented customer base. This affords Atkore with what we call “niche dominance,” one of the key features we look for in our portfolio holdings. Broader trends were also at the company’s back in 2021, highlighted by rising prices for PVC pipe and steel.
○	Generac Holdings, Inc., a manufacturer of power-generation equipment, was another top performer in industrials. Generac’s offerings saw rapid adoption in recent years as the strained and aging U.S. power grid reinforced the value proposition of its products. We sold the Fund’s position in the first quarter of the year on strength.
The Fund’s notable detractors during the period
•	Our stock picks for the Fund underperformed in the consumer discretionary sector during the period.
Wanger Select | Annual Report 2021	5

Manager Discussion of Fund Performance  (continued)
○	Chegg, Inc., a provider of online education-related content and support, was a significant detractor in both the sector and the Fund as a whole. Its growth rate moderated more than we expected following its pandemic-assisted gains in 2020, weighing on its shares. Still, we believe the company continues to offer the world’s leading online learning platform.
○	Vroom, Inc., an e-commerce platform for buying and selling new and used cars, also hurt both absolute and relative performance in consumer discretionary. Vroom has a leading market position in this small but fast-growing area, but its stock lagged due in part to its announcement that it was increasing its investment in infrastructure. While investors focused on the effect this move would have on near-term profits, we believe it can help the company build its brand and achieve longer term scale benefits.
•	The Fund’s investments in health care trailed their sector peers as well. Amedisys, Inc., a home healthcare and hospice service provider, declined as the firm saw incrementally lower average length of patient stays. The downturn occurred despite positive trends in Amedisys’ core business segments and the broader backdrop of the aging U.S. population.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Investments in small and mid-cap companies involve risks and volatility and possible illiquidity greater than investments in larger, more established companies. Foreign investments subject the Fund to risks, including political, economic, market, social and other risks, within a particular country, as well as to potential currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who contributed to the report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Wanger Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Wanger Fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Wanger Select | Annual Report 2021

Understanding Your Fund’s Expenses
(Unaudited)
As a shareholder, you incur three types of costs. There are shareholder transaction costs, which may include redemption fees. There are also ongoing fund costs, which generally include investment advisory fees and other expenses for Wanger Select (the Fund). Lastly, there may be additional fees or charges imposed by the insurance company that sponsors your variable annuity and/or variable life insurance product. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the Fund during the period. The actual and hypothetical information in the table below is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing cost of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
July 1, 2021 — December 31, 2021
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Wanger Select	1,000.00	1,000.00	965.50	1,020.72	4.41	4.53	0.89
Expenses paid during the period are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the Fund’s most recent fiscal half-year and divided by 365.
Had the investment manager and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced. See Note 3 to the Financial Statements.
It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the Fund. Expenses paid during the period do not include any insurance charges imposed by your insurance company’s separate account. The hypothetical example provided is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.
Wanger Select | Annual Report 2021	7

Portfolio of Investments
December 31, 2021
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 99.1%
Issuer	Shares	Value ($)
Communication Services 5.0%
Entertainment 5.0%
Roblox Corp., Class A(a)	54,586	5,631,092
Total Communication Services		5,631,092
Consumer Discretionary 19.2%
Diversified Consumer Services 4.1%
Bright Horizons Family Solutions, Inc.(a)	24,783	3,119,684
Chegg, Inc.(a)	48,974	1,503,502
Total		4,623,186
Hotels, Restaurants & Leisure 10.0%
Churchill Downs, Inc.	13,010	3,134,109
Planet Fitness, Inc., Class A(a)	63,702	5,770,127
Wingstop, Inc.	13,747	2,375,482
Total		11,279,718
Internet & Direct Marketing Retail 4.0%
Etsy, Inc.(a)	20,707	4,533,590
Specialty Retail 1.1%
Vroom, Inc.(a),(b)	117,804	1,271,105
Total Consumer Discretionary		21,707,599
Consumer Staples 4.0%
Food & Staples Retailing 4.0%
BJ’s Wholesale Club Holdings, Inc.(a)	68,066	4,558,380
Total Consumer Staples		4,558,380
Energy 2.0%
Oil, Gas & Consumable Fuels 2.0%
Matador Resources Co.	60,844	2,246,360
Total Energy		2,246,360
Financials 3.6%
Banks 1.7%
Lakeland Financial Corp.	24,197	1,939,147
Capital Markets 1.9%
GCM Grosvenor, Inc., Class A(b)	205,830	2,161,215
Total Financials		4,100,362
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care 23.8%
Biotechnology 6.9%
Exact Sciences Corp.(a)	31,287	2,435,067
Horizon Therapeutics PLC(a)	21,864	2,356,065
Intellia Therapeutics, Inc.(a)	13,188	1,559,349
Mirati Therapeutics, Inc.(a)	9,770	1,433,161
Total		7,783,642
Health Care Equipment & Supplies 3.5%
Align Technology, Inc.(a)	5,966	3,920,736
Health Care Providers & Services 3.6%
Amedisys, Inc.(a)	25,079	4,059,788
Health Care Technology 1.1%
Doximity, Inc., Class A(a)	25,698	1,288,241
Life Sciences Tools & Services 8.7%
10X Genomics, Inc., Class A(a)	20,504	3,054,276
Bio-Techne Corp.	6,727	3,480,146
Repligen Corp.(a)	12,752	3,377,240
Total		9,911,662
Total Health Care		26,964,069
Industrials 12.6%
Electrical Equipment 5.5%
Atkor, Inc.(a)	28,346	3,151,792
Plug Power, Inc.(a)	60,275	1,701,563
Shoals Technologies Group, Inc., Class A(a)	53,770	1,306,611
Total		6,159,966
Professional Services 3.0%
CoStar Group, Inc.(a)	42,571	3,364,386
Trading Companies & Distributors 4.1%
SiteOne Landscape Supply, Inc.(a)	19,267	4,668,009
Total Industrials		14,192,361
Information Technology 25.8%
IT Services 2.8%
MongoDB, Inc.(a)	6,030	3,191,981
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Wanger Select | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
Software 23.0%
Avalara, Inc.(a)	24,921	3,217,550
Bill.com Holdings, Inc.(a)	16,774	4,179,242
Blackline, Inc.(a)	33,068	3,423,861
Cadence Design Systems, Inc.(a)	14,460	2,694,621
Elastic NV(a)	15,809	1,945,930
HubSpot, Inc.(a)	4,906	3,233,790
Trade Desk, Inc. (The), Class A(a)	49,729	4,557,165
Zscaler, Inc.(a)	8,327	2,675,715
Total		25,927,874
Total Information Technology		29,119,855
Materials 3.1%
Chemicals 3.1%
Albemarle Corp.	15,236	3,561,721
Total Materials		3,561,721
Total Common Stocks (Cost $109,709,206)		112,081,799

Securities Lending Collateral 2.2%
Issuer	Shares	Value ($)
Dreyfus Government Cash Management Fund, Institutional Shares, 0.030%(c),(d)	2,460,075	2,460,075
Total Securities Lending Collateral (Cost $2,460,075)		2,460,075

Money Market Funds 1.0%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.085%(c),(e)	1,120,474	1,120,250
Total Money Market Funds (Cost $1,120,250)		1,120,250
Total Investments in Securities (Cost: $113,289,531)		115,662,124
Obligation to Return Collateral for Securities Loaned		(2,460,075)
Other Assets & Liabilities, Net		(165,390)
Net Assets		113,036,659

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	All or a portion of this security was on loan at December 31, 2021. The total market value of securities on loan at December 31, 2021 was $2,363,255.
(c)	The rate shown is the seven-day current annualized yield at December 31, 2021.
(d)	Investment made with cash collateral received from securities lending activity.
(e)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2021 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.085%
	736,282	52,991,410	(52,607,442)	—	1,120,250	(25)	1,715	1,120,474
Fair value measurements
Various inputs are used in determining the value of the Fund’s investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)
■	Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management’s own assumptions about the factors market participants would use in pricing an investment)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose net asset values are published each day and exchange traded foreign equities that are not typically statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are traded in the European region or Asia Pacific region time zones which are typically statistically fair valued, forward
The accompanying Notes to Financial Statements are an integral part of this statement.
Wanger Select | Annual Report 2021	9

Portfolio of Investments  (continued)
December 31, 2021
Fair value measurements  (continued)
foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by Columbia Wanger Asset Management’s Valuation Committee (the Committee) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.
The Committee is responsible for applying the Wanger Advisors Trust Portfolio Pricing Policy and the Columbia Wanger Asset Management pricing procedures (the Policies), which are approved by and subject to the oversight of the Board of Trustees.
The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which Columbia Wanger Asset Management believes that available market quotations are unreliable. The Committee also reviews the continuing appropriateness of the Policies. In circumstances where a security has been fair valued, the Committee will also review the continuing appropriateness of the current value of the security. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default; and certain delegations of authority to determine fair values to the Fund’s investment manager. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2021:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	5,631,092	—	—	5,631,092
Consumer Discretionary	21,707,599	—	—	21,707,599
Consumer Staples	4,558,380	—	—	4,558,380
Energy	2,246,360	—	—	2,246,360
Financials	4,100,362	—	—	4,100,362
Health Care	26,964,069	—	—	26,964,069
Industrials	14,192,361	—	—	14,192,361
Information Technology	29,119,855	—	—	29,119,855
Materials	3,561,721	—	—	3,561,721
Total Common Stocks	112,081,799	—	—	112,081,799
Securities Lending Collateral	2,460,075	—	—	2,460,075
Money Market Funds	1,120,250	—	—	1,120,250
Total Investments in Securities	115,662,124	—	—	115,662,124
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Wanger Select | Annual Report 2021

Statement of Assets and Liabilities
December 31, 2021
Assets
Investments in securities, at value*
Unaffiliated issuers (cost $112,169,281)	$114,541,874
Affiliated issuers (cost $1,120,250)	1,120,250
Receivable for:
Capital shares sold	20,510
Dividends	14,810
Securities lending income	898
Prepaid expenses	2,817
Total assets	115,701,159
Liabilities
Due upon return of securities on loan	2,460,075
Payable for:
Capital shares purchased	18,759
Investment advisory fee	1,865
Service fees	46,403
Administration fees	155
Trustees’ fees	88,309
Compensation of chief compliance officer	208
Other expenses	48,726
Total liabilities	2,664,500
Net assets applicable to outstanding capital stock	$113,036,659
Represented by
Paid in capital	73,159,257
Total distributable earnings (loss)	39,877,402
Total - representing net assets applicable to outstanding capital stock	$113,036,659
Shares outstanding	5,855,433
Net asset value per share	19.30
* Includes the value of securities on loan	2,363,255
The accompanying Notes to Financial Statements are an integral part of this statement.
Wanger Select | Annual Report 2021	11

Statement of Operations
Year Ended December 31, 2021
Net investment income
Income:
Dividends — unaffiliated issuers	$164,787
Dividends — affiliated issuers	1,715
Income from securities lending — net	7,758
Total income	174,260
Expenses:
Investment advisory fee	981,117
Service fees	221,091
Administration fees	61,320
Trustees’ fees	26,734
Custodian fees	4,060
Printing and postage fees	59,877
Audit fees	28,382
Legal fees	16,621
Compensation of chief compliance officer	422
Other	15,933
Total expenses	1,415,557
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(78,785)
Advisory fee waiver	(245,279)
Total net expenses	1,091,493
Net investment loss	(917,233)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	38,519,430
Investments — affiliated issuers	(25)
Net realized gain	38,519,405
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(30,168,545)
Net change in unrealized appreciation (depreciation)	(30,168,545)
Net realized and unrealized gain	8,350,860
Net increase in net assets resulting from operations	$7,433,627
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Wanger Select | Annual Report 2021

Statement of Changes in Net Assets
	Year Ended December 31, 2021	Year Ended December 31, 2020
Operations
Net investment loss	$(917,233)	$(579,291)
Net realized gain	38,519,405	14,062,066
Net change in unrealized appreciation (depreciation)	(30,168,545)	11,670,224
Net increase in net assets resulting from operations	7,433,627	25,152,999
Distributions to shareholders
Net investment income and net realized gains	(13,070,321)	(13,024,104)
Total distributions to shareholders	(13,070,321)	(13,024,104)
Decrease in net assets from capital stock activity	(2,978,008)	(7,156,817)
Total increase (decrease) in net assets	(8,614,702)	4,972,078
Net assets at beginning of year	121,651,361	116,679,283
Net assets at end of year	$113,036,659	$121,651,361

	Year Ended		Year Ended
	December 31, 2021		December 31, 2020
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Subscriptions	92,636	1,902,600	200,527	3,552,084
Distributions reinvested	679,684	13,070,321	788,384	13,024,104
Redemptions	(875,762)	(17,950,929)	(1,408,832)	(23,733,005)
Total net decrease	(103,442)	(2,978,008)	(419,921)	(7,156,817)
The accompanying Notes to Financial Statements are an integral part of this statement.
Wanger Select | Annual Report 2021	13

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Year Ended December 31,
	2021	2020	2019	2018	2017
Per share data
Net asset value, beginning of period	$20.42	$18.29	$16.32	$20.84	$19.10
Income from investment operations:
Net investment income (loss)	(0.15)	(0.09)	(0.02)	0.07	0.04
Net realized and unrealized gain (loss)	1.33	4.44	4.48	(2.15)	4.62
Total from investment operations	1.18	4.35	4.46	(2.08)	4.66
Less distributions to shareholders from:
Net investment income	—	(0.14)	(0.02)	(0.04)	(0.03)
Net realized gains	(2.30)	(2.08)	(2.47)	(2.40)	(2.89)
Total distributions to shareholders	(2.30)	(2.22)	(2.49)	(2.44)	(2.92)
Net asset value, end of period	$19.30	$20.42	$18.29	$16.32	$20.84
Total return(a)	5.83%	26.65%	29.30%	(12.41)%	26.67%
Ratios to average net assets
Total gross expenses(b)	1.15%	1.16%(c)	1.15%	1.10%	1.05%
Total net expenses(b)	0.89%	0.89%(c)	0.88%	0.78%	0.77%
Net investment income (loss)	(0.75)%	(0.54)%	(0.14)%	0.34%	0.19%
Supplemental data
Portfolio turnover	119%	109%	152%	66%	52%
Net assets, end of period (in thousands)	$113,037	$121,651	$116,679	$106,469	$141,213

Notes to Financial Highlights
(a)	Had the Investment Manager and/or its affiliates not waived a portion of expenses, total return would have been reduced.
(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests, if any. Such indirect expenses are not included in the Fund’s reported expense ratios.
(c)	Ratios include line of credit interest expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Wanger Select | Annual Report 2021

Notes to Financial Statements
December 31, 2021
Note 1. Organization
Wanger Select (the Fund), a series of Wanger Advisors Trust (the Trust), is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The investment objective of the Fund is to seek long-term capital appreciation. The Fund is available only for allocation to certain life insurance company separate accounts established for the purpose of funding participating variable annuity contracts and variable life insurance policies and may also be offered directly to certain qualified pension and retirement plans.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Securities of the Fund are valued at market value or, if a market quotation for a security is not readily available or is deemed not to be reliable because of events or circumstances that have occurred between the market quotation and the time as of which the security is to be valued, the security is valued at its fair value determined in good faith under consistently applied procedures established by the Board of Trustees. Equity securities listed on an exchange are valued at the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In situations where foreign markets are closed, where a significant event has occurred after the foreign exchange closes but before the time at which the Fund’s share price is calculated, and in the event of significant movement in the trigger index for the statistical fair valuation process established by the Board of Trustees, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may use an independent statistical fair value pricing service that employs a systematic methodology to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign market and the time as of which the securities are to be valued. If a security is valued at a fair value, that value may be different from the last quoted market price for the security.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Wanger Select | Annual Report 2021	15

Notes to Financial Statements  (continued)
December 31, 2021
Fund share valuation
Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange on each day the New York Stock Exchange is open for trading by dividing the total value of the Fund’s investments and other assets, less liabilities, by the number of Fund shares outstanding.
Securities lending
The Fund may lend securities up to one-third of the value of its total assets to certain approved brokers, dealers, banks or other institutional borrowers of securities that the Fund’s securities lending agent has determined are credit worthy under guidelines established by the Board of Trustees, to earn additional income. The Fund retains the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. The Fund also receives a fee for the loan. The Fund has the ability to recall the loans at any time and could do so in order to vote proxies or to sell the loaned securities. Each loan is collateralized by cash that exceeded the value of the securities on loan. The market value of the loaned securities is determined daily at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund typically invests the cash collateral in the Dreyfus Government Cash Management Fund, a third-party institutional government money market fund in accordance with investment guidelines contained in the securities lending agreement and approved by the Board of Trustees. The income earned from the securities lending program is paid to the Fund, net of any fees remitted to Goldman Sachs Agency Lending, the Fund’s lending agent, and borrower rebates. The Fund’s investment manager, Columbia Wanger Asset Management, LLC (the Investment Manager or CWAM), does not retain any fees earned by the lending program. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of loss with respect to the investment of collateral. The net lending income earned by the Fund as of December 31, 2021, is included in the Statement of Operations.
The following table indicates the total amount of securities loaned by type, reconciled to gross liability payable upon return of the securities loaned by the Fund as of December 31, 2021:
	Overnight and continuous	Up to 30 days	30-90 days	Greater than 90 days	Total
Wanger Select
Securities lending transactions
Equity securities	$2,363,255	$—	$—	$—	$2,363,255
Gross amount of recognized liabilities for securities lending (collateral received)					2,460,075
Amounts due to counterparty in the event of default					$96,820
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2021:
Goldman Sachs ($)
Liabilities
Collateral on Securities Loaned	2,460,075
Total Liabilities	2,460,075
Total Financial and Derivative Net Assets	(2,460,075)
Financial Instruments	2,363,255
Net Amount (a)	(96,820)

(a)	Represents the net amount due from/(to) counterparties in the event of default.
16	Wanger Select | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
Security transactions and investment income
Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund. Interest income is recorded on the accrual basis and includes amortization of discounts on debt obligations when required for federal income tax purposes. Realized gains and losses from security transactions are recorded on an identified cost basis.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, exchange traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital may be made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards, if any, from class action litigation related to securities owned may be recorded as a reduction of cost of those securities. If the applicable securities are no longer owned, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and the other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.
Federal income tax status
The Fund intends to comply with the provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, intends to distribute substantially all its taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required. The Fund meets the exception under Internal Revenue Code Section 4982(f) and the Fund expects not to be subject to federal excise tax.
Distributions to shareholders
Distributions to shareholders are recorded on the ex-dividend date.
Guarantees and indemnification
In the normal course of business, the Trust on behalf of the Fund enters into contracts that contain a variety of representations and warranties and that provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also under the Trust’s organizational documents, the trustees and officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.
Note 3. Fees and other transactions with affiliates
Management services fees
CWAM is a wholly owned subsidiary of Columbia Management Investment Advisers, LLC (Columbia Management), which in turn is a wholly owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). CWAM furnishes continuing investment supervision to the Fund and is responsible for the overall management of the Fund’s business affairs.
Wanger Select | Annual Report 2021	17

Notes to Financial Statements  (continued)
December 31, 2021
CWAM receives a monthly advisory fee based on the Fund’s daily net assets at the following annual rates:
Average daily net assets	Annual fee rate
Up to $500 million	0.80%
$500 million and over	0.78%
Through April 30, 2022, CWAM has contractually agreed to waive 0.20% of the advisory fee otherwise payable to it by the Fund. When determining whether the Fund’s total expenses exceed the contractual expense cap described below, under Other expenses waived/reimbursed by the Investment Manager and its affiliates. The Fund’s net advisory fee, reflecting application of the 0.20% waiver, will be used to calculate the Fund’s total expenses. This arrangement may only be modified or amended with approval from the Board of Trustees and CWAM.
In February 2022, the Board approved a reduction in the advisory fee rates payable to the Investment Manager by the Fund. The new advisory fee, which is effective May 1, 2022, is equal to a percentage of the Fund’s average daily net assets equal to 0.740% on the first $700 million, 0.690% from $700 million to $2 billion, 0.640% from $2 billion to $6 billion, and 0.630% for $6 billion and over.
For the year ended December 31, 2021, the effective investment advisory fee rate, net of fee waivers, was 0.60% of the Fund’s average daily net assets.
Administration fees
CWAM provides administrative services and receives an administration fee from the Fund at the following annual rates:
Aggregate average daily net assets of the Trust	Annual fee rate
Up to $4 billion	0.05%
$4 billion to $6 billion	0.04%
$6 billion to $8 billion	0.03%
$8 billion and over	0.02%
For the year ended December 31, 2021, the effective administration fee rate was 0.05% of the Fund’s average daily net assets. CWAM has delegated to Columbia Management responsibility to provide certain sub-administrative services to the Fund.
Compensation of board members
Certain officers and trustees of the Trust are also officers of CWAM and/or Columbia Management. The Trust makes no direct payments to its officers and trustees who are affiliated with CWAM or Columbia Management. The Trust offers a Deferred Compensation Plan (the Deferred Plan) for its independent trustees. Under the Deferred Plan, a trustee may elect to defer all or a portion of his or her compensation. Amounts deferred are retained by the Trust and may represent an unfunded obligation of the Trust. The value of amounts deferred is determined by reference to the change in value of Institutional Class shares of one or more series of Columbia Acorn Trust and/or a money market fund as specified by the trustee. Benefits under the Deferred Plan are payable in accordance with the Deferred Plan. Effective January 1, 2022, the value of amounts deferred is determined by reference to the change in value of Institutional 3 Class shares of one or more series of Columbia Acorn Trust and/or a money market fund as specified by the trustee.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
18	Wanger Select | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
Service fees
Pursuant to the Transfer, Dividend Disbursing and Shareholder Servicing Agreement between the Fund and Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, the Fund bears a service fee paid to the Transfer Agent to compensate it for amounts paid to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for various sub-transfer agency and other shareholder services each Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due to the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distributor
Columbia Management Investment Distributors, Inc., a wholly owned subsidiary of Ameriprise Financial, serves as the Fund’s distributor and principal underwriter.
Other expenses waived/reimbursed by the Investment Manager and its affiliates
Through April 30, 2022, CWAM has contractually agreed to bear a portion of the Fund’s expenses so that its ordinary operating expenses (excluding transaction costs and certain other investment-related expenses, interest and fees on borrowings and expenses associated with the Fund’s investment in other investment companies, if any), inclusive of net advisory fees do not exceed the annual rate of 0.89% of the Fund’s average daily net assets. This agreement may not be modified or terminated, without approval from the Fund’s Board of Trustees and CWAM. There is no guarantee that this agreement will continue after April 30, 2022.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December 31, 2021, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, re-characterization of distributions for investments, net operating loss reclassification and passive foreign investment company (PFIC) holdings. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
901,324	(901,324)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended December 31, 2021			Year Ended December 31, 2020
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
3,603,617	9,466,704	13,070,321	822,159	12,201,945	13,024,104
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
Wanger Select | Annual Report 2021	19

Notes to Financial Statements  (continued)
December 31, 2021
At December 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
19,133,505	18,680,588	—	2,151,587
At December 31, 2021, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
113,510,537	16,551,661	(14,400,074)	2,151,587
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions in the Fund for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management’s conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The aggregate cost of purchases and proceeds from sales other than short-term obligations for the year ended December 31, 2021, were $142,550,716 and $160,129,134, respectively. The amount of purchase and sales activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 28, 2021 amendment and restatement, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 28, 2021 amendment and restatement, the Fund had access to a revolving
20	Wanger Select | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR) rate and (iii) the overnight bank funding rate, plus in each case, 1.25%.
The Fund had no borrowings during the year ended December 31, 2021.
Note 8. Significant risks
Health care sector risk
The Fund is more susceptible to the particular risks that may affect companies in the health care sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the health care sector are subject to certain risks, including restrictions on government reimbursement for medical expenses, government approval of medical products and services, competitive pricing pressures, and the rising cost of medical products and services (especially for companies dependent upon a relatively limited number of products or services). Performance of such companies may be affected by factors including, government regulation, obtaining and protecting patents (or the failure to do so), product liability and other similar litigation as well as product obsolescence.
Information technology sector risk
The Fund is more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the information technology sector are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term. Some companies in the information technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action, which could negatively impact the value of their securities.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the market(s) generally. In addition, turbulence in the financial markets generally and reduced liquidity in the equity, credit and/or fixed income markets more specifically may negatively affect many issuers, which could adversely affect the Fund, including by causing difficulty in pricing hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region, financial market or industry sector may adversely impact issuers in a different country, region, financial market or industry sector. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health crises, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The COVID-19 pandemic has resulted in, and may continue to result in, significant global economic and market volatility arising from disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chains, among other factors. These and related societal disruptions have been caused or exacerbated by, and may continue to be caused or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. There is significant uncertainty surrounding the magnitude, duration, reach, costs and other effects of the COVID-19 global pandemic, including actions that have been or could be taken by governmental authorities or other third parties. The impacts, as well as the uncertainty over impacts yet to unfold, of COVID-19 – and any other infectious illness
Wanger Select | Annual Report 2021	21

Notes to Financial Statements  (continued)
December 31, 2021
outbreaks, epidemics, pandemics or other public health crises that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks, and epidemics, pandemics and other public health crises in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 pandemic may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Investment Manager from executing advantageous investment decisions for the Fund in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
Shareholder concentration risk
At December 31, 2021, two unaffiliated shareholders of record owned 88.5% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Small- and mid-cap company risk
Investments in small- and mid-capitalization companies (small- and mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 3 and below, there were no items requiring adjustment of the financial statements or additional disclosure.
The Fund’s Board of Trustees approved changes to the Fund’s principal investment strategy. As a result, effective May 1, 2022, the Fund will have a significant increase in the normal number of portfolio holdings as the Fund discontinues its practice of investing in a limited number of companies. These changes are being made in advance of a likely future proposal to merge the Fund with and into Wanger USA (to be known as Wanger Acorn effective May 1, 2022).
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
22	Wanger Select | Annual Report 2021

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Wanger Advisors Trust and Shareholders of Wanger Select
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Wanger Select (one of the funds constituting Wanger Advisors Trust, referred to hereafter as the "Fund") as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 18, 2022
We have served as the auditor of one or more investment companies in the Wanger Advisors Trust since 2004.
Wanger Select | Annual Report 2021	23

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2021.
Dividends received deduction	Capital gain dividend
10.83%	$19,632,986
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 Board of Trustees and Management of Wanger
Advisors Trust
Each trustee may serve a term of unlimited duration. The Trust’s Bylaws generally require that a trustee retire at the end of the calendar year in which the trustee attains the age of 75 years. The trustees appoint their own successors, provided that at least two-thirds of the trustees, after such appointment, have been elected by shareholders. Shareholders may remove a trustee, with or without cause, upon the vote of two-thirds of the Trust’s outstanding shares at any meeting called for that purpose. A trustee may be removed, with or without cause, upon the vote of a majority of the trustees. The names of the trustees and officers of the Trust, the date each was first elected or appointed to office and the principal business occupations of each during at least the last five years, and for the trustees, the number of portfolios in the fund complex they oversee and other directorships they hold, are shown below. Each trustee and officer serves in such capacity for each of the six series of Columbia Acorn Trust and for each of the three series of Wanger Advisors Trust.
The address for the trustees and officers of the Trust is Columbia Wanger Asset Management, LLC, 71 S Wacker Drive, Suite 2500, Chicago, Illinois 60606. The Funds’ Statement of Additional Information includes additional information about the Funds’ trustees and officers. You may obtain a free copy of the Statement of Additional Information by writing or calling toll-free:
Columbia Wanger Asset Management, LLC
Shareholder Services Group
71 S Wacker Drive, Suite 2500
Chicago, IL 60606
800.922.6769
Independent trustees
Name and age at December 31, 2021	Year first appointed or elected to a Board in the Columbia Funds Complex	Principal occupation(s) during the past five years	Number of Funds in the Columbia Funds Complex overseen (1)	Other directorships held by the Trustee during the past five years in addition to Columbia Acorn Trust and Wanger Advisors Trust
Laura M. Born, 56*	2007	Adjunct Professor of Finance, University of Chicago Booth School of Business since 2007; Advisory Board Member, Driehaus Capital Management since 2018; Director and Audit Committee Chair, Carlson Inc. (private global travel company) since 2015; Managing Director – Investment Banking, JP Morgan Chase & Co. (broker-dealer) 2002-2007.	9	None.
24	Wanger Select | Annual Report 2021

Board of Trustees and Management of Wanger
Advisors Trust  (continued)

Independent trustees  (continued)
Name and age at December 31, 2021	Year first appointed or elected to a Board in the Columbia Funds Complex	Principal occupation(s) during the past five years	Number of Funds in the Columbia Funds Complex overseen (1)	Other directorships held by the Trustee during the past five years in addition to Columbia Acorn Trust and Wanger Advisors Trust
Maureen M. Culhane, 73	2007	Retired. Formerly, Vice President, Goldman Sachs Asset Management, L.P. (investment adviser), 2005-2007; Vice President (Consultant) – Strategic Relationship Management, Goldman, Sachs & Co., 1999-2005.	9	None.
Margaret M. Eisen, 68	2002	Trustee, Smith College, 2012-2016; Chief Investment Officer, EAM International LLC (corporate finance and asset management), 2003-2013; Managing Director, CFA Institute, 2005-2008.	9	Chair, RMB Investors Trust (9 series).
John C. Heaton, 62	2010	Joseph L. Gidwitz Professor of Finance, University of Chicago Booth School of Business since July 2000; Deputy Dean for Faculty, University of Chicago Booth School of Business, 2012-2019.	9	None.
Dianne Lob, 67	2021	Retired. Formerly, Senior Vice President and Senior Managing Director, Global Head of Business and Product Development, AllianceBernstein Holding L.P. (asset management), 2014-2020; Chairman, Private Client Investment Policy Group, Alliance Bernstein Holding L.P., 2005-2014.	9	None.
Charles R. Phillips, 65	2015	Retired. Formerly, Vice Chairman, J.P. Morgan Private Bank, 2011-2014; Managing Director, J.P. Morgan Private Bank, 2001-2011; Managing Director, J.P. Morgan Private Bank, 2001-2011.	9	None.
David J. Rudis, 66, Chair	2010	Chief Executive Officer, Finger Rock, LLC (strategic consulting business). Formerly, National Checking and Debit Executive, and Illinois President, Bank of America, 2007-2009; President, Consumer Banking Group, LaSalle National Bank, 2004-2007.	9	None.
Trustee Emeritus
Name and age at December 31, 2021	Year first appointed or elected to a Board in the Columbia Funds Complex	Principal occupation(s) during the past five years	Number of Funds in the Columbia Funds Complex overseen (1)	Other directorships held by the Trustee during the past five years in addition to Columbia Acorn Trust and Wanger Advisors Trust
Ralph Wanger, 87 (2)	1970 (3)	Founder, CWAM. Formerly, President, Chief Investment Officer and portfolio manager, CWAM or its predecessors, July 1992-September 2003; Director, Wanger Investment Company PLC; Consultant, CWAM or its predecessors, September 2003-September 2005.	9	None.
*	Ms. Born retired from the Board, effective December 31, 2021.
(1)	The Trustees oversee the series of Wanger Advisors Trust and Columbia Acorn Trust.
Wanger Select | Annual Report 2021	25

Board of Trustees and Management of Wanger
Advisors Trust  (continued)

(2)	As permitted under the Trust’s Bylaws, Mr. Wanger serves as a non-voting Trustee Emeritus of Columbia Acorn Trust and Wanger Advisors Trust. Prior to September 2009, Mr. Wanger served as an “interested” trustee of the Columbia Acorn Trust and Wanger Advisors Trust. Mr. Wanger was considered an “interested person” of the Trusts and of CWAM within the meaning of the 1940 Act because of certain ownership interests.
(3)	Dates prior to April 1992 correspond to the date first elected as a director of The Acorn Fund, Inc., the Trust’s predecessor.
Fund officers
Name and age at December 31, 2021	Position held with Columbia Acorn Trust and Wanger Advisors Trust	Year first appointed or elected to office	Principal occupation(s) during the past five years
Daniel Beckman, 60	Co-President*	2021	Vice President, Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); officer of Columbia Funds and affiliated funds since 2020.
Michael G. Clarke, 51	Treasurer and Principal Accounting and Financial Officer	2004	Vice President, Head of North American Operations, and Tax Co-Head of Global Operations, Columbia Management since June 2019 (previously Vice President, Accounting and Tax, May 2010-May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
John L. Emerson, 46	Vice President	2020	Portfolio manager and/or analyst, CWAM or its predecessors since 2003.
Tae Han (Simon) Kim, 40	Vice President	2018	Portfolio manager and/or analyst, CWAM since 2011.
Stephen Kusmierczak, 54	Co-President	2011	Portfolio manager and/or analyst, CWAM or its predecessors since 2001. Vice President, Columbia Acorn Trust and Wanger Advisors Trust, 2011 - 2020.
Joseph C. LaPalm, 51	Vice President	2006	Chief Compliance Officer, CWAM since 2005.
Ryan C. Larrenaga, 50	Chief Legal Officer and Assistant Secretary	2015	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously, Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Erika K. Maschmeyer, 40	Vice President	2020	Portfolio manager and/or analyst, CWAM or its predecessors since 2016.
Thomas P. McGuire, 48	Chief Compliance Officer	2015	Senior Vice President and Chief Compliance Officer of the Columbia Funds since 2012; Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Sebastien Pigeon, 49	Vice President	2021	Portfolio manager and/or analyst, CWAM or its predecessors since 2017.
Julian Quero, 54	Assistant Treasurer	2015	Vice President – Tax, Columbia Management Investment Advisers, LLC since 2009.
Martha A. Skinner, 46	Assistant Treasurer	2016	Vice President of Financial Reporting and Administration, Columbia Management since November 2015; Director of Financial Reporting, Columbia Management, April 2013-November 2015.
Hans F. Stege, 37	Vice President	2020	Portfolio manager and/or analyst, CWAM or its predecessors since 2017.
Linda Roth-Wiszowaty, 51	Secretary	2006	Business support analyst, CWAM since April 2007.
*	Mr. Beckman also serves as the Principal Executive Officer of the Trust for purposes of the Sarbanes Oxley Act of 2002.
 Board Consideration and Approval of Advisory
Agreement
Wanger Advisors Trust (the “Trust”) has an investment advisory agreement (the “Advisory Agreement”) with Columbia Wanger Asset Management, LLC (“CWAM”) under which CWAM manages Wanger Select (the “Fund”). All of the voting trustees of the Trust are persons who have no direct or indirect interest in the Advisory Agreement and are not “interested persons” (as
26	Wanger Select | Annual Report 2021

Board Consideration and Approval of Advisory
Agreement  (continued)

defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Trust (the “Independent Trustees”). The Independent Trustees oversee the management of the Fund and, as required by law, determine at least annually whether to continue the Advisory Agreement for the Fund.
The Contract Committee (the “Contract Committee”) of the Board of Trustees of the Trust (the “Board”), which is comprised solely of Independent Trustees, makes recommendations to the Board regarding any proposed continuation of the Advisory Agreement. After the Contract Committee has made its recommendations, the full Board determines whether to approve continuation of the Advisory Agreement. The Board also considers matters bearing on the Advisory Agreement at its various meetings throughout the year, meets at least quarterly with CWAM investment personnel (as does the Board’s Investment Performance Analysis Committee (the “Performance Committee”)), and receives monthly reports from CWAM on the performance of the Fund.
In connection with their most recent consideration of the Advisory Agreement for the Fund, the members of the Contract Committee and all Independent Trustees received and reviewed a substantial amount of information provided by CWAM, Columbia Management Investment Advisers, LLC (“Columbia Management”) and Ameriprise Financial, Inc. (“Ameriprise”), the parent of CWAM and Columbia Management, in response to written requests from the Independent Trustees and their independent legal counsel. Throughout the process, the Independent Trustees had numerous opportunities to ask questions of and request additional materials from CWAM, Columbia Management and Ameriprise.
During each meeting at which the Contract Committee or the Independent Trustees considered the Advisory Agreement, they met in at least one executive session with their independent legal counsel. The Contract Committee also met with representatives of CWAM, Columbia Management and Ameriprise on several occasions. In all, the Contract Committee convened formally on seven separate occasions to consider the continuation of the Advisory Agreement. The Board and/or some or all of the Independent Trustees met on other occasions to receive the Contract Committee’s status reports and/or to discuss outstanding issues. In addition, the Performance Committee, which is also comprised exclusively of Independent Trustees, reviewed the performance of the Fund, met in joint meetings with the Contract Committee, and reported to the Board and/or the Contract Committee throughout the year. The chair of the Compliance Committee of the Board (the “Compliance Committee”) made available relevant information with respect to matters within the realm of the Compliance Committee’s oversight responsibilities.
The materials reviewed by the Contract Committee and the Independent Trustees included, among other items: (i) information on the investment performance of the Fund relative to independently selected peer groups of funds, a peer group of funds selected by Columbia Management and the Fund’s performance benchmark over various time periods, as presented and analyzed by an independent consultant; (ii) information on the Fund’s advisory fees and other expenses, including information comparing the Fund’s fees and expenses to those of a peer group of funds and information about any applicable expense limitations and fee breakpoints; (iii) data on sales and redemptions of Fund shares; and (iv) information on the profitability to CWAM and its affiliates, as well as potential “fall-out” or ancillary benefits that CWAM and its affiliates may receive as a result of their relationships with the Fund. The Contract Committee and the Board also considered other information, such as: (i) CWAM’s financial condition; (ii) the Fund’s investment objective and strategy; (iii) the overall level of resources devoted to the Fund; (iv) the size, education, experience and resources of CWAM’s investment staff and its use of technology, including with respect to the liquidity risk management program and external research and trading cost measurement tools; (v) changes in investment and other personnel at CWAM; (vi) the portfolio manager compensation framework at CWAM; (vii) the allocation of the Fund’s brokerage, and the use of “soft” commission dollars to pay for research products and services; (viii) CWAM’s risk management program; (ix) the resources devoted to, and the record of compliance with, the Fund’s investment policies and restrictions, policies on personal securities transactions and other compliance policies and procedures; (x) CWAM’s and its affiliates’ conflicts of interest; and (xi) CWAM’s management of the Fund in light of market and operating conditions arising from the COVID-19 pandemic.
At meetings held on June 10, 2021 and July 21, 2021, the Board considered the continuation of the Advisory Agreement and unanimously approved the continuation of the Advisory Agreement on July 21, 2021. In considering the continuation of the Advisory Agreement, the Independent Trustees reviewed and analyzed various factors that they determined were relevant, none of which by itself was considered dispositive. The material factors and conclusions that formed the basis for the Independent Trustees’ determination to approve the continuation of the Advisory Agreement are discussed below.
Wanger Select | Annual Report 2021	27

Board Consideration and Approval of Advisory
Agreement  (continued)

Nature, quality and extent of services
The Independent Trustees reviewed the nature, quality and extent of the services provided by CWAM and its affiliates to the Fund under the Advisory Agreement, taking into account the investment objective and strategy of the Fund, its shareholder base and knowledge gained from meetings with management, which were held on at least a quarterly basis.  They reviewed the available resources and key personnel of CWAM and its affiliates, especially those providing investment management services to the Fund. They also considered the resources dedicated specifically to CWAM by its parent company pursuant to the Advisory Agreement and the contribution of those resources to the portfolio management process.  The Independent Trustees noted that these dedicated resources included the professionals responsible for Fund risk analysis and portfolio construction, the continuous development and maintenance of CWAM’s research base and the servicing and support of existing Fund shareholders. The Independent Trustees also considered other services provided to the Fund by CWAM and its affiliates, including: managing the execution of portfolio transactions and selecting broker-dealers for those transactions; monitoring adherence to the Fund’s investment restrictions; monitoring and managing the Fund’s liquidity pursuant to the liquidity risk management program; providing support services for, and regular updates on the operations of the Fund to, the Board and committees of the Board; managing the Fund’s securities lending program; communicating with shareholders; serving as the Fund’s administrator and fund accountant; and overseeing the activities of the Fund’s other service providers, including monitoring for compliance with various policies and procedures as well as applicable securities laws and regulations. The Independent Trustees also considered CWAM’s ability to operate from an almost complete remote working environment in connection with the COVID-19 pandemic without any adverse impact on the Fund or shareholders. The Independent Trustees also noted the quality of CWAM’s compliance record. The Independent Trustees considered CWAM’s extensive and focused efforts to continue to improve the performance of the Fund and believed they were reasonable and appropriate.
The Independent Trustees concluded that the nature, quality and extent of the services provided by CWAM and its affiliates to the Fund under the Advisory Agreement were appropriate for the Fund and that the Fund was likely to benefit from the continued provision of those services by CWAM. They also concluded that CWAM had sufficient personnel, with appropriate education and experience, to serve the Fund effectively. The Independent Trustees considered that Ameriprise had committed to the Board that CWAM would have sufficient investment management resources to continue to improve performance, including but not limited to resources to hire investment personnel, as necessary.
Performance of the Fund
The Independent Trustees reviewed information comparing the Fund’s performance with that of the performance of comparable funds and peer groups as identified by independent consultant Broadridge Financial Solutions, Inc. (“Broadridge”) and the performance of the Fund’s primary benchmark. They also reviewed information comparing the performance of the Fund with the performance of (i) a peer group of funds selected by Columbia Management (the “5P Group”); and (ii) a peer group of funds selected by Broadridge that included both underlying variable insurance products and institutional funds (the “Hybrid Group”). The Independent Trustees evaluated the performance and risk characteristics of the Fund over various periods, including over the one-, three- and five-year periods ended December 31, 2020 and April 30, 2021. The Independent Trustees considered that the Fund had underperformed its Broadridge peer group median, 5P Group median, Hybrid Group median and primary benchmark for the one-, three- and five-year periods ended December 31, 2020.  For the more recent one-, three- and five-year periods, the Independent Trustees considered that the Fund had underperformed its Broadridge peer group median and its primary benchmark for the one-, three- and five-year periods ended April 30, 2021.
The Independent Trustees concluded that CWAM had taken, and continued to take, a number of corrective steps to improve the Fund’s performance and that the Performance Committee was monitoring the Fund’s performance closely. In addition, the Independent Trustees considered that CWAM’s Domestic Team Head and Director of Research (U.S.) had reported to them at numerous Contract Committee, Performance Committee and Board meetings on the corrective steps taken over the past several years to improve the Fund’s performance.
Costs of services and profits realized by CWAM
At various Committee and Board meetings, the Independent Trustees examined detailed information on the fees and expenses of the Fund compared with information for similar funds provided by Broadridge. They also reviewed information on the fees and expenses of the Fund compared with information for funds included in the 5P Group. They noted that the Fund’s
28	Wanger Select | Annual Report 2021

Board Consideration and Approval of Advisory
Agreement  (continued)

net total operating expenses were equal to the median of its Broadridge peer group and the Fund’s actual advisory fees were lower than the median of its Broadridge peer group. They also considered that the Fund’s actual advisory fees were lower than the median of its 5P Group and Hybrid Group. In considering the total expense levels of the Fund, the Independent Trustees also considered the total expenses of the Fund relative to its three- and five-year performance, as prepared by Broadridge.  They took into account the small number of peer funds made available by Broadridge for comparison of fees and expenses.
The Independent Trustees considered that CWAM had contractually agreed through April 30, 2022 to extend the existing 0.20% advisory fee waiver in place for the Fund and limit fees and expenses so that the Fund’s total expenses did not increase versus the prior year.
The Independent Trustees took into account that CWAM did not manage other investment companies as a sub-adviser or other institutional separate accounts that had investment strategies similar to the Fund.
In addition, the Independent Trustees reviewed the analysis of CWAM’s profitability in serving as the Fund’s investment manager and of CWAM and its affiliates in their relationships with the Fund. They considered that the Contract Committee and the Board met with representatives from Ameriprise to discuss its methodologies for calculating profitability and allocating costs. They considered that Ameriprise calculated profitability and allocated costs on a contract-by-contract and fund-by-fund basis. In addition, the Independent Trustees considered an analysis of CWAM’s anticipated profitability in serving as investment manager to the funds in the Trust and Columbia Acorn Trust at various hypothetical levels of total assets. They also reviewed the methodology used by CWAM and Ameriprise to determine the level of compensation payable to portfolio managers and the competitive market for investment management talent and whether the methodology was aligned with shareholders’ interests. The Independent Trustees were provided with profitability information from a third-party consultant, Strategic Insight, which compared CWAM’s profitability to other similar investment managers in the mutual fund industry. The Independent Trustees discussed, however, that profitability comparisons among fund managers may not always be meaningful due to the lack of consistency in data, small number of publicly-owned managers, and the fact that the profitability of any investment manager is affected by numerous factors, including its particular organizational structure, the types of funds and other accounts managed, other lines of business, expense allocation methodology, capital structure and other factors. The Independent Trustees evaluated CWAM’s profitability in light of the additional resources that had been, and would continue to be, provided to the Fund by Ameriprise to assist in improving Fund performance.
Economies of scale
At various Committee and Board meetings and other informal meetings, the Independent Trustees also considered information about the extent to which CWAM realized economies of scale in connection with an increase in Fund assets. It was noted, however, that the Fund had lost assets over the past several years. The Independent Trustees noted that the advisory fee schedule for the Fund included breakpoints in the rate of fees at various asset levels. The Independent Trustees concluded that the fee structure of the Advisory Agreement for the Fund reflected a sharing of economies of scale between CWAM and the Fund.
Other benefits to CWAM
The Independent Trustees also reviewed benefits that accrued to CWAM and its affiliates from their relationships with the Fund, based upon information provided to them by Ameriprise. They noted that the Fund’s transfer agency services were performed by Columbia Management Investment Services Corp., an affiliate of Ameriprise, which received compensation from the Fund for its transfer agent services. They considered that another affiliate of Ameriprise, Columbia Management Investment Distributors, Inc., served as the Fund’s distributor under an underwriting agreement but received no fees for its services to the Fund. In addition, they considered that Columbia Management provided sub-administration services to the Fund. The Contract Committee and the Board received information regarding the profitability of these Fund agreements to the CWAM affiliates and also reviewed information about and discussed the capabilities of each affiliated entity in performing its respective duties.
The Independent Trustees considered other ways that the Fund and CWAM might potentially benefit from their relationship with each other. For example, the Independent Trustees considered CWAM’s use of commissions paid by the Fund on its portfolio brokerage transactions to obtain research products and services benefiting the Fund and/or other clients of CWAM.
Wanger Select | Annual Report 2021	29

Board Consideration and Approval of Advisory
Agreement  (continued)

They noted that the Compliance Committee reviewed CWAM’s annual “soft dollar” report during the year and met with representatives from CWAM to review CWAM’s soft dollar spending. The Independent Trustees also considered that the Compliance Committee and/or Board regularly reviewed third-party prepared reports that evaluated the quality of CWAM’s execution of the Fund’s portfolio transactions. The Independent Trustees determined that CWAM’s use of the Fund’s “soft” commission dollars to obtain research products and services was consistent with current regulatory requirements and guidance. They also concluded that CWAM benefitted from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Fund, and that the Fund benefitted from CWAM’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of CWAM.
After full consideration of the above factors, as well as other factors that were instructive in evaluating the Advisory Agreement, the Independent Trustees concluded that the advisory fees were reasonable and that the continuation of the Advisory Agreement was in the best interest of the Fund. At the Board meeting held on July 21, 2021, the Independent Trustees approved continuation of the Advisory Agreement for the Fund through July 31, 2022.
30	Wanger Select | Annual Report 2021

[THIS PAGE INTENTIONALLY LEFT BLANK]

Wanger Select
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For variable fund and variable contract prospectuses, which contain this and other important information, including the fees and expenses imposed under your contract, investors should contact their financial advisor or insurance representative. Read the prospectus for the Fund and your variable contract carefully before investing. Columbia Wanger Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and are managed by Columbia Wanger Asset Management, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210.
© 2022 Columbia Management Investment Advisers, LLC.
C-1461 AW (2/22)

Item 2. Code of Ethics.

(a)The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)During the period covered by this report, there were not any amendments to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item.

(c)During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party that relates to one or more of the items set forth in paragraph (b) of this Item.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that Maureen Culhane, a member of the registrant's Board of Trustees and Audit Committee, qualifies as an audit committee financial expert. Ms. Culhane is an independent trustee, as defined in paragraph (a)(2) of this item's instructions

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the three series of the registrant whose reports to stockholders are included in this annual filing.

(a)Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended December 31, 2021 and December 31,

2020 are approximately as follows:

2021	2020
$88,500	$88,500

Audit Fees include amounts related to the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b)Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended December 31, 2021 and December 31, 2020 are approximately as follows:

2021	2020
$0	$7,000

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported in Audit Fees above. In both fiscal years 2021 and 2020, Audit-Related Fees consist of agreed-upon procedures performed for other audit-related additional testing.

During the fiscal years ended December 31, 2021 and December 31, 2020, there were no Audit-Related Fees billed by the registrant's principal accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c)Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2021 and December 31, 2020 are approximately as follows:

2021	2020
$0	$0

Tax Fees, if any, incurred in both fiscal years 2021 and 2020 relate to the review of annual tax returns, the review of required shareholder distribution calculations and include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

During the fiscal years ended December 31, 2021 and December 31, 2020, there were no Tax Fees billed by the registrant's principal accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d)All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31,

2021 and December 31, 2020 are as follows:

2021	2020
$0	$0

All Other Fees, if any, include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above. Aggregate All Other Fees billed by the registrant's principal accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended December 31, 2021 and December 31, 2020 are approximately as follows:

2021	2020
$520,000	$520,000

In both fiscal years 2021 and 2020, All Other Fees primarily consist of professional services rendered for internal control reviews.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The policy of the registrant's Audit Committee is to specifically pre-approve (i) all audit and non-audit (including audit related, tax and all other) services provided by the registrant's independent auditor to the registrant and individual funds (collectively "Fund Services") and (ii) all non-audit services provided by the registrant's independent auditor to the funds' adviser or a control affiliate of the adviser, that relate directly to the funds' operations and financial reporting (collectively "Fund-related Adviser Services"). A "control affiliate" is an entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the funds, and the term "adviser" is deemed to exclude any unaffiliated sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser.

If such Fund Services or Fund-related Adviser Services are required during the period between the Audit Committee's regularly scheduled meetings, the Chairman of the Audit Committee has the authority to pre-approve the service, with reporting to the full Audit Committee at the next regularly scheduled meeting.

The Audit Committee will waive pre-approval of Fund Services or Fund-related Adviser Services provided that the requirements under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are met.

(e)(2) None, or 0%, of the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund or affiliated entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

(f)Not applicable.

(g)The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended December 31, 2021 and December 31, 2020 are approximately as follows:

2021	2020
$520,000	$527,000

(h)The registrant's Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)The registrant's "Schedule I – Investments in securities of unaffiliated issuers" (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11. Controls and Procedures.

(a)The registrant's principal executive officer and principal financial officer, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)There was no change in the registrant's internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(b)Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940(17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(registrant)	Wanger Advisors Trust
By (Signature and Title)	/s/ Daniel J. Beckman
Daniel J. Beckman, President and Principal Executive Officer
Date	February 18, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Daniel J. Beckman
Daniel J. Beckman, President and Principal Executive Officer
Date	February 18, 2022
By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Treasurer and Principal Accounting and Financial Officer
Date	February 18, 2022